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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WEIDER NUTRITION INTERNATIONAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:
Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

2002 SOUTH 5070 WEST
SALT LAKE CITY, UTAH 84104

September 28, 2004

Dear Stockholders:

        We cordially invite you to attend our 2004 Annual Meeting of Stockholders. The meeting will be held on Tuesday, October 26, 2004, at 2:00 p.m. local time, at Weider Nutrition International's headquarters located at 2002 South 5070 West, Salt Lake City, Utah.

        With this letter we are including the notice for our Annual Meeting, the proxy statement, the proxy card and our fiscal 2004 Annual Report. At the meeting we will vote on the election of our Board of Directors and the approval of the 2004 Incentive Award Plan. The Board recommends that you vote FOR each of the eight nominees for directors and FOR approval of the 2004 Incentive Award Plan.

        Your vote is important to us, and I look forward to seeing you on October 26. Whether or not you plan to attend the meeting in person, please complete, sign and return the attached proxy card. Thank you for your interest in Weider Nutrition International.

                      Sincerely,

                      Bruce J. Wood
                      President and Chief Executive Officer

WEIDER NUTRITION INTERNATIONAL, INC.
2002 SOUTH 5070 WEST
SALT LAKE CITY, UTAH 84104
(801) 975-5000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, OCTOBER 26, 2004

TIME:	2:00 p.m.
PLACE:	Weider Nutrition International, Inc.'s Headquarters 2002 South 5070 West Salt Lake City, Utah
MATTERS TO BE VOTED ON:	(1) To re-elect the eight-person Board of Directors to serve until the next annual meeting or until the election and qualification of their respective successors;
(2) To vote on the approval of the 2004 Incentive Award Plan; and
(3) To transact any other business properly coming before the meeting or any adjournment or postponement of the meeting.
RECORD DATE:	You may vote at the meeting if you were a stockholder at the close of business on September 22, 2004, the record date.
VOTING BY PROXY:
Please return your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. If on September 22, 2004, your shares were held of record in your brokerage firm or similar organization, you may vote at the Annual Meeting using a valid proxy card from your brokerage firm issued in your name. For more instructions, please see the Questions and Answers beginning on page 1 of this proxy statement and the instructions on the proxy card.

                      By Order of the Board of Directors,

                      Daniel A. Thomson
                       Senior Vice President—Business Development, General Counsel and Corporate Secretary

Salt Lake City, Utah
September 30, 2004

YOUR VOTE IS IMPORTANT.
TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY
AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND THE ANNUAL MEETING
PROPOSALS TO BE VOTED UPON
NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
BOARD OF DIRECTORS AND BOARD COMMITTEES INFORMATION
STOCK OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT
EXECUTIVE OFFICERS
COMPENSATION OF NAMED EXECUTIVE OFFICERS
REPORT OF OUR COMPENSATION COMMITTEE
PERFORMANCE GRAPH
AUDIT COMMITTEE REPORT
FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
OTHER MATTERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL
AND THE ANNUAL MEETING

Why am I receiving these materials?

        The Board of Directors (the Board) of Weider Nutrition International, Inc. is providing these proxy materials to you in connection with our 2004 Annual Meeting of Stockholders (the Annual Meeting), which will take place on October 26, 2004. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement. We intend to mail this proxy statement and accompanying proxy card on or about September 30, 2004, to all stockholders of record entitled to vote at the Annual Meeting.

Who may attend the Annual Meeting?

        All stockholders are invited to attend the Annual Meeting, including stockholders whose shares are held by their brokerage firms or similar organizations.

What information is contained in these materials?

        The information included in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our Annual Report for fiscal 2004 (which ended May 31, 2004) is also enclosed.

On what matters am I voting?

        The election of eight nominees to our Board of Directors and the approval of the 2004 Incentive Award Plan are the only known matters to be voted on at the Annual Meeting. The stockholders also will transact any other business that properly comes before the Annual Meeting.

What are the Board's voting recommendations?

        Our Board recommends that you vote your shares FOR each of the eight nominees to the Board and FOR the approval of the 2004 Incentive Award Plan.

Who can vote at the Annual Meeting?

        Stockholders of record at the close of business on September 22, 2004 (the Record Date) may vote at the Annual Meeting. Also, if on September 22, 2004 your shares were held in street name, you may vote at the Annual Meeting by using a valid proxy from your bank, broker or other record holder issued in your name. Holding shares in "street name" means your Weider shares are held in an account at a brokerage firm or bank or other nominee holder, and the stock certificates and record ownership are not in your name.

        On the Record Date, 11,106,493 shares of Class A Common Stock and 14,973,148 shares of Class B Common Stock were outstanding and entitled to vote at the Annual Meeting. Stockholders are entitled to one vote for each share of Class A Common Stock and ten votes for each share of Class B Common Stock held on the Record Date. Thus, an aggregate of 160,837,973 votes (the Voting Shares) may be cast by stockholders at the Annual Meeting. Holders of Class A Common Stock and Class B Common Stock will vote together as a single class on the matters that will come before the Annual Meeting.

How do I vote?

        You may vote your shares either by proxy or in person at the Annual Meeting (please also see the detailed instructions on your proxy card). To vote by proxy, please complete, sign and mail the enclosed proxy card in the envelope provided, which requires no postage for mailing in the United States. If you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other record holder in order to vote at the Annual Meeting. If you return a signed proxy card but do not provide voting instructions, your shares will be voted FOR each of the eight named nominees for director and FOR approval of the 2004 Incentive Award Plan.

May I revoke my proxy?

        As a holder of record of our shares, you may revoke your proxy and change your vote at any time prior to the Annual Meeting by giving written notice of your revocation to our Corporate Secretary. You may also revoke your proxy by signing another proxy card with a later date and submitting this later dated proxy to us before or at the Annual Meeting, or by voting in person at the Annual Meeting. Please note that your attendance at the Annual Meeting will not constitute a revocation of your proxy unless you actually vote at the Annual Meeting. Giving a proxy will not affect your right to change your vote if you attend the Annual Meeting and want to vote in person. We will pass out written ballots to any holder of record of our shares who wants to vote at the Annual Meeting.

        If your shares are held in street name, you may change your vote by submitting new voting instructions to your bank, broker or other record holder. If you decide to attend and vote at the Annual Meeting and your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a proxy issued in your name from the record holder, your broker.

        Any written notice of revocation or subsequent proxy should be sent to Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104, or hand delivered to our Corporate Secretary at or before the voting at the Annual Meeting.

What does it mean if I receive more than one proxy card?

        If your shares are registered differently or are held in more than one account, you will receive more than one proxy card. Please sign and return all proxy cards to ensure that all of your shares are voted.

Will my shares be voted if I do not sign and return my proxy card?

        If you are the record holder of your shares and do not return your proxy card, your shares will not be voted unless you attend the Annual Meeting in person and vote your shares. If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as election of directors) or leave your shares unvoted. Your brokerage firm may not vote without your instruction on the approval of the 2004 Incentive Award plan or on other "non-routine matters" such as a proposal submitted by a stockholder. If proposals to be acted upon include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes FOR the routine matters but expressly states that the broker is NOT voting on non-routine matters. This indication by your broker with respect to the non-routine matters is known as a "broker non-vote."

        We encourage you to provide instructions to your brokerage firm by completing the proxy that it sends to you. This will ensure that your shares are voted at the Annual Meeting.

What is a quorum and what constitutes a quorum?

        A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be conducted at the Annual Meeting. The required quorum for the Annual Meeting is the presence in person or by proxy of the holders of a majority of the Voting Shares issued and outstanding as of September 22, 2004. Since there is an aggregate of 160,837,973 Voting Shares, a quorum will be present for the Annual Meeting if an aggregate of at least 80,418,987 Voting Shares is present in person or by proxy at the Annual Meeting. Abstentions and broker non-votes will be counted for the purpose of determining the presence or absence of a quorum.

How many votes are required to approve the proposals?

        The eight nominees receiving the highest number of "FOR" votes, whether or not constituting a majority of the votes cast, will be elected as directors. This number is called a plurality. Accordingly, abstentions will not affect the outcome of the election of the nominees to the Board. The election of directors is a matter on which a broker or other nominee has discretionary voting authority. Accordingly, no broker non-votes will result from this proposal. Stockholders are not permitted to cumulate their shares for the purpose of electing directors or otherwise.

        In order for the 2004 Incentive Award Plan to be approved by the holders:

  •
  The New York Stock Exchange (the NYSE) requires that: (i) greater than 50% of the Voting Shares are voted on such proposal, and (ii) a majority of such votes cast must vote "for" the proposal. For purposes of the first requirement: votes "for" and "against" and abstentions count as votes cast (while broker non-votes do not count as votes cast); and all Voting Shares, including broker non-votes, count as entitled to vote. Accordingly, under the first requirement, the total sum of votes "for", plus votes "against" plus abstentions (the NYSE Votes Cast) must be greater than 50% of the total Voting Shares. In order to satisfy the second requirement, the number of votes "for" the proposal must be greater than 50% of NYSE Votes Cast.

  •
  Delaware General Corporations Code requires the affirmative vote by the holders of a majority of shares present and entitled to vote on the proposal. For these purposes, abstentions will have the same effect as a vote against the proposal, and broker non-votes are not entitled to vote and thus will have no effect on the proposal.

  •
  Brokers and other nominees will not have discretionary voting authority on this proposal, and broker non-votes will result from this proposal.

What happens if a nominee is unable to stand for re-election?

        The Board may, by vote, decide on reducing the size of the Board or name a substitute nominee. If a substitute is named, shares represented by properly executed proxies may be voted for the substitute nominee. We are not aware of any nominee who is unable to stand for re-election.

Who is paying for this proxy's solicitation process?

        The enclosed proxy is solicited on behalf of the Board, and we are paying for the entire cost of the proxy solicitation process. Copies of the proxy material will be given to banks, brokerage houses and other institutions that hold shares that are beneficially owned by others. Upon request we will reimburse these banks, brokerage houses and other institutions for their reasonable out-of-pocket expenses in forwarding these proxy materials to the stockholders who are the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram, or personal solicitation by our directors, officers, or other employees. No additional compensation will be paid to our directors, officers or other employees for soliciting proxies. We have retained the services of Georgeson Shareholder Communications, Inc. to assist in the solicitation of proxies. We will pay approximately $1,000, plus reimbursement of out-of-pocket expenses, to Georgeson Shareholder Communications for its services.

How can I find out the results of the voting at the Annual Meeting?

        We will announce preliminary voting results at the Annual Meeting and publish final results in our Quarterly Report on Form 10-Q for our second quarter ending November 30, 2004.

When are stockholder proposals due for next year's annual meeting in 2005?

        We currently contemplate that our 2005 annual meeting of stockholders will be held on or about October 25, 2005. In the event that a stockholder desires to have a proposal considered for presentation at the 2005 annual meeting of stockholders and inclusion in the proxy statement and form of proxy used in connection with such meeting, the proposal must be forwarded in writing to the Corporate Secretary of the Company so that it is received no later than May 31, 2005. Any such proposal must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the Exchange Act).

        If a stockholder, rather than including a proposal in our proxy statement as discussed above, commences his or her own proxy solicitation for the 2005 annual meeting of stockholders or seeks to nominate a candidate for election or propose business for consideration at such meeting, we must receive notice of such proposal on or before August 16, 2005. If the notice is not received by August 16, 2005, it will be considered untimely under Rule 14a-4(c)(1) promulgated under the Exchange Act, and we will have discretionary voting authority under proxies solicited for the 2005 annual meeting of stockholders with respect to such proposal.

        Proposals and notices should be directed to Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104.

Will the Company's independent auditors be present at the Annual Meeting?

        Representatives of Deloitte & Touche LLP, the Company's independent auditors, are expected to be present at the Annual Meeting and will have the opportunity to make statements, if they so desire, and to respond to appropriate questions.

How can stockholders communicate with the Board of Directors?

        Company stockholders who want to communicate with the Board or any individual director may write to them c/o Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104. Your letter should indicate that you are a Company stockholder. Depending on the subject matter, our Corporate Secretary will: (i) forward the communication to the director or directors to whom it is addressed; (ii) attempt to handle the inquiry directly, for example when the request is for information about the Company or is a stock-related matter; or (iii) not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic. At each Board meeting, a member of management will present a summary of all communications received since the last meeting that were not forwarded to the director or directors to whom they were addressed, and shall make those communications available to the Board upon request.

PROPOSALS TO BE VOTED UPON

1. Election of Directors

        The Board of Directors currently consists of eight directors who are elected annually. All of the eight nominees listed in the section entitled "Nominees for Election to the Board of Directors" below are currently directors of the Company. The term of office for directors elected at the 2004 Annual Meeting will expire upon the election of the Board at the 2005 annual meeting of stockholders or when their successors are elected and qualified or, in the case of Ms. Watts, when the business of the Special Committee has been completed. See the section entitled "Nominees for Election to the Board of Directors" below for biographical information on the Board nominees. See the section entitled "Board of Directors and Board Committees Information" below for information on the Special Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH OF THESE NOMINEES.

2. Approval of the Company's 2004 Incentive Award Plan

General

        The Board has adopted, subject to stockholder approval, the Weider Nutrition International, Inc. 2004 Incentive Award Plan (the 2004 Plan) for members of the Board, employees and consultants of the Company and its subsidiaries.

        The Board believes that the 2004 Plan will promote the interests of the Company and its stockholders by providing members of the Board, employees, and consultants with appropriate incentives to acquire a proprietary interest in the long-term success of the Company and to reward these individuals in fulfilling their personal responsibilities for long-range achievements. The 2004 Plan is further intended to provide flexibility to the Company in its ability to motivate, attract and retain the services of members of the Board, employees and consultants.

        The 2004 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards to eligible individuals. A summary of the principal provisions of the 2004 Plan is set forth below. The summary is qualified by reference to the full text of the 2004 Plan, which is attached as Annex A to this Proxy Statement.

Administration

        The Board will administer the 2004 Plan as to awards to members of the Board. As to all other participants, the 2004 Plan will be administered by the Compensation Committee of the Board. The Compensation Committee may delegate to a committee of one or more members of the Board or officers of the Company the authority to grant or amend awards to participants other than senior executives of the Company who are subject to Section 16 of the Exchange Act or employees who are "covered employees" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the Code). The Compensation Committee will include at least two directors, each of whom is anticipated to qualify as a "non-employee director" pursuant to Rule 16b of the Exchange Act, and an "outside director" pursuant to Section 162(m) of the Code. All references in this summary of Proposal 2 to the "Committee" will mean the Board, the Compensation Committee or any such subcommittee, as applicable.

        The Committee will have the power to determine eligibility, the types and sizes of awards, the price and timing of awards and the acceleration or waiver of any vesting restriction.

Eligibility

        Persons eligible to participate in the 2004 Plan include all members of the Board, our employees, and certain consultants to the Company. As of August 31, 2004, we had eight members of the Board, approximately 675 employees and approximately five consultants.

Limitation on Awards and Shares Available

        Shares available for grant under the 2004 Plan are (i) 2,000,000 shares of Class A Common Stock, plus (ii) the number of shares of Class A Common Stock which at the date of the Annual Meeting are, or thereafter become, available for issuance under the Weider Nutrition International, Inc. 1997 Equity Incentive Plan, as amended (the 1997 Plan), and which are not thereafter issued under the 1997 Plan. As of August 31, 2004, an aggregate of 66,953 shares of Class A Common Stock were available for grant under the 1997 Plan. As a result, 2,066,953 shares would have been available for grant pursuant to the 2004 Plan, including shares related to the 1997 Plan. The payment of dividend equivalents in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2004 Plan. The shares of Class A Common Stock covered by the 2004 Plan may be treasury shares, authorized but unissued shares, or shares purchased in the open market. To the extent that an award terminates, expires, lapses, is settled in cash or repurchased for any reason, any shares subject to the award may be used again for new grants under the 2004 Plan. In addition, shares tendered or withheld to satisfy the grant or exercise price or tax withholding obligation may be used for grants under the 2004 Plan. To the extent permitted by applicable law or any exchange rule, shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any of its subsidiaries will not be counted against the shares available for issuance under the 2004 Plan.

        The maximum number of shares of Class A Common Stock that may be subject to one or more awards to a participant pursuant to the 2004 Plan during any fiscal year is 500,000. As of the Record Date, the closing price of the Class A Common Stock on the NYSE was $3.34 per share.

Awards

        The 2004 Plan provides for the grant of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, performance shares, performance stock units, dividend equivalents, stock payments, deferred stock, restricted stock units, other stock-based awards, and performance-based awards. No determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the 2004 Plan. See the tables entitled "Summary Compensation Table" and "Option Grants in Last Fiscal Year" below for information on prior awards to Named Executive Officers under the 1997 Plan.

        Stock Options.    Stock options, including incentive stock options, as defined under Section 422 of the Code, and nonqualified stock options, may be granted pursuant to the 2004 Plan. The option exercise price will be determined by the Committee and set forth in the Award Agreement; provided that the exercise price for any option will not be less than par value unless otherwise permitted by applicable state law. The option exercise price of any incentive stock options granted pursuant to the 2004 Plan will not be less than 100% of the fair market value of the underlying Class A Common Stock on the date of grant. Stock options may be exercised as determined by the Committee, but in no event after the tenth anniversary of the date of grant. The aggregate fair market value of the shares with respect to which options intended to be incentive stock options are exercisable for the first time by an employee in any calendar year may not exceed $100,000, or such other amount as the Code provides.

        Upon the exercise of a stock option, the exercise price must be paid in full in either cash or its equivalent, by delivering a promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, by tendering previously acquired shares of Class A Common Stock or withholding shares issuable upon exercise of the stock option, in each case with a fair market value at the time of exercise equal to the exercise price (provided such shares have been held for such period of time as may be required by the Committee in order to avoid adverse accounting consequences), or by other property acceptable to the Committee (including through the delivery of a notice that the participant has placed a market sell order with a broker with respect to shares then issuable upon exercise of the option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the option exercise price). However, no participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act will be permitted to pay the exercise price of an option in any method which would violate Section 13(k) of the Exchange Act.

        The 2004 Plan also provides that, upon appointment or election to the Board, each director who is not an employee of the Company or of any subsidiary or parent corporation of the Company (a non-employee director) will receive options to purchase 20,000 shares of Class A Common Stock that vest in equal annual installments over three years. Non-employee directors are also granted options to purchase 12,500 shares of Class A Common Stock upon each annual meeting of our stockholders occurring at least nine months after the date of appointment or election to the Board, provided the non-employee director is then still serving as one of our directors. These options also vest in equal annual installments over three years. Each non-employee director who had been a member of our Board for a term of three consecutive years (Three Year Term) as of October 3, 2001, was granted an option to purchase 15,000 shares of our Class A Common Stock (under the 1997 Plan), and will be granted an option to purchase 15,000 shares of our Class A Common Stock as of the expiration of each subsequent Three Year Term. Each non-employee director who had not served a Three Year Term as of October 3, 2001, or is first elected or appointed to the Board after October 3, 2001, is granted an option to purchase 15,000 shares of our Class A Common Stock as of the completion of each Three Year Term. These options vest immediately upon grant. Service prior to adoption of the 2004 Plan will count towards completion of a Three Year Term.

        All of the above described non-employee director options have an exercise price equal to the fair market value of the Class A Common Stock on the date of grant, and are exercisable until the earlier of (i) one year after termination as a director for any reason (unless otherwise provided in the award agreement) or (ii) the expiration of the option's ten year term.

        Restricted Stock and Restricted Stock Units.    Restricted stock and restricted stock units may be granted pursuant to the 2004 Plan. A restricted stock award is the grant of shares of Class A Common Stock at a price determined by the Compensation Committee (including zero) that is nontransferable and subject to substantial risk of forfeiture until specific conditions are met. Conditions may be based on continuing employment or service or achieving specified performance goals. During the period of restriction, participants holding shares of restricted stock may have full voting and dividend rights with respect to such shares, while participants holding restricted stock units typically will not have such rights. The restrictions will lapse in accordance with a schedule or other conditions determined by the Committee.

        Stock Appreciation Rights.    A stock appreciation right (a SAR) typically is the right to receive payment of an amount equal to the excess of the fair market value of a share of Class A Common Stock on the date of exercise of the SAR over the fair market value of a share of Common Stock on the date of grant of the SAR. SARs may be granted in connection with stock options or other awards, or separately. The Committee may elect to pay SARs in cash or in our Class A Common Stock or in a combination of cash and Class A Common Stock.

        Deferred Stock.    Deferred stock may be awarded to participants, with or without payment of consideration, but subject to vesting conditions based on continued employment or service or on performance goals established by the Committee. Like restricted stock, deferred stock may not be sold or otherwise transferred or hypothecated, until vesting conditions are removed or expire. Unlike restricted stock, deferred stock will not be issued until the deferred stock award has vested, and recipients of deferred stock generally will have no voting or dividend rights prior to the time when vesting conditions are satisfied.

        Dividend Equivalents.    Dividend equivalents may be credited to a participant in the 2004 Plan. They represent the value of the dividends per share of Class A Common Stock paid by us, calculated with reference to the number of shares covered by the stock options, stock appreciation rights or other awards held by the participant.

        Stock Payments.    Stock payments may be authorized by the Committee in the form of shares of our Class A Common Stock or an option or other right to purchase our Class A Common Stock as part of a deferred compensation arrangement or in lieu of all or any part of compensation, including bonuses, that would otherwise be payable to a participant in cash.

        Performance-Based Awards.    The Committee may grant awards to employees who are or may be "covered employees," as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Committee for the period are satisfied. These awards may be paid in cash or in our Class A Common Stock or in a combination of cash and Class A Common Stock. The maximum amount of cash performance awards that may be awarded under the 2004 Plan to any person during any fiscal year is $1 million.

        The pre-established performance goals for awards intended to be performance-based compensation within the meaning of Section 162(m) of the Code must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales or revenue, net income (either before or after tax), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on shareholders' equity, return on assets, return on capital, shareholder returns, return on sales, gross or net profit margin, customer or sales channel revenue or profitability, productivity, expense, margins, plant or operating efficiency, customer satisfaction, working capital, earnings per share, price per share, and market share. These performance criteria may be measured in absolute terms or as compared to any incremental increase or as compared to results of a peer group. With regard to a particular performance period, the Committee shall have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the goals that will be used to measure the performance of the period. In determining the actual size of an individual performance-based award for a performance period, the Committee may reduce or eliminate (but not increase) the award. Generally, a participant will have to be employed on the date the performance-based award is paid to be eligible for a performance-based award for any performance period.

Change in Control

        Unless otherwise determined by the Board, in the event of a Change in Control (as defined in the 2004 Plan) of the Company in which awards made pursuant to the 2004 Plan are not converted, assumed or replaced by a successor, all of such outstanding awards will become fully exercisable and all forfeiture restrictions on awards will lapse.

Amendment and Termination

        The Committee, subject to the approval of the Board, may terminate, amend, or modify the 2004 Plan at any time; provided, however, that stockholder approval will be obtained for any amendment to the extent necessary and desirable (i) to comply with any applicable law, regulation or stock exchange rule, or (ii) to increase the number of shares available under the 2004 Plan. In no event may an award be granted pursuant to the 2004 Plan on or after September 24, 2014.

Federal Income Tax Consequences

        Stock Options.    With respect to nonqualified stock options, we generally are entitled to deduct, and the optionee recognizes, taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of the option exercise. A participant receiving incentive stock options will not recognize taxable income upon grant. However, the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price will be an "item of tax preference" for the optionee. If stock acquired upon exercise of an incentive stock option is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and the Company will not be entitled to any deduction. If the holding period requirements are not met, the incentive stock option will be treated as one which does not meet the requirements of the Code for incentive stock options and the tax consequences described for nonqualified stock options will apply.

        An option will only qualify as an incentive stock option to the extent that the aggregate fair market value of the shares with respect to which the option becomes exercisable for the first time in any calendar year is equal to or less than $100,000. For purposes of this rule, the fair market value of shares shall be determined as of the date the incentive stock option is granted. To the extent an incentive stock option is exercisable for shares in excess of this $100,000 limitation, the excess shares shall be taxable as a non-qualified option.

        Restricted Stock.    A recipient of restricted stock will not have taxable income upon issuance unless an election is made under Section 83(b) of the Code. When restrictions on shares of restricted stock lapse, the participant will realize ordinary income in an amount equal to the fair market value of the shares at the date such restrictions lapse, less any purchase price paid. If an election is made under Section 83(b), the participant will realize ordinary income at the date of issuance equal to the difference between the fair market value of the shares on the issuance date less any purchase price paid.

        Restricted Stock Units and Deferred Stock.    A recipient of restricted stock units or deferred stock will not realize taxable income at the time of grant. When restricted stock units or deferred stock vest and the Company's shares are issued, the participant generally will recognize taxable ordinary income in an amount equal to the fair market value of the shares at the date of issuance. The Code does not permit a Section 83(b) election to be made with respect to deferred stock or restricted stock units.

        Stock Appreciation Rights.    No taxable income is generally recognized by the participant upon the receipt of an SAR, but upon exercise of the SAR the fair market value of the shares (or cash in lieu of shares) received generally will be taxable as ordinary income to the participant.

        Dividend Equivalents and Performance Awards.    A recipient of a dividend equivalent award or performance award will not realize taxable income at the time of grant. When a dividend equivalent or performance award is paid (whether in cash or stock), the participant will recognize taxable ordinary income.

        Stock Payments.    A participant who receives a stock payment will realize taxable ordinary income as if a cash payment equal to the fair market value of the stock has been received.

        We generally are entitled to a deduction when and for the same amount that the participant recognizes as ordinary income, subject to Section 162(m) of the Code as to covered employees. Under Section 162(m), in general, income tax deductions of publicly-traded companies may be limited to the extent total compensation for certain executive officers exceed $1 million in any taxable year. However, this deduction limit does not apply to certain "performance-based" compensation established by an independent compensation committee which conforms to certain requirements of the Code. Options granted under the 2004 Plan with an exercise price equal to fair market value are intended to qualify as "performance-based" under Section 162(m). Restricted stock, stock awards, performance awards and cash awards granted under the 2004 Plan may qualify as "performance-based" if such award vests or is issuable or payable based upon the performance goals and otherwise meets the requirements of Section 162(m).

2004 Plan Benefits

        No awards will be granted pursuant to the 2004 Plan until it is approved by our stockholders. In addition, awards are subject to the discretion of the Committee. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the 2004 Plan or the benefits that would have been received by such participants if the 2004 Plan had been effect in fiscal 2004.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE 2004 INCENTIVE AWARD PLAN.

3. Other Business

        The Board knows of no other business for consideration at the Annual Meeting. If other matters are properly presented at the Annual Meeting, or at any adjournment of the meeting, Bruce J. Wood and Daniel A. Thomson as proxies will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

        Nominees for re-election to the Board at the Annual Meeting are as follows:

Name	Age	Position with the Company
Eric Weider	41	Chairman of the Board
George F. Lengvari	62	Vice Chairman of the Board
Bruce J. Wood	54	Chief Executive Officer, President and Director
Ronald L. Corey	65	Director
Roger H. Kimmel	58	Director
Brian P. McDermott	47	Director
H. F. Powell	71	Director
Cynthia G. Watts	42	Director

        David J. Gustin resigned from our Board in February 2004 in connection with a new consulting arrangement with the Company that significantly increased Mr. Gustin's responsibilities in assisting management to implement corporate strategy. See the section entitled "Certain Relationships and Related Transactions" below. In May 2004, Cynthia G. Watts was appointed to our Board to serve until the business of the Special Committee has been completed. As of the date hereof, the Special Committee continues to review, evaluate and negotiate the potential transaction. See the section entitled "Board of Directors and Board Committees Information" below for information on the Special Committee and the potential transaction. Ms. Watts was identified as a candidate for our Board by Mr. McDermott.

        Eric Weider has been a director since June 1989 and Chairman of the Board since August 1996. Since June 1997, Mr. Weider has been President and Chief Executive Officer of Weider Health and Fitness, a major stockholder of the Company. Mr. Weider also serves as a member of the board of directors of Weider Health and Fitness. Mr. Weider is the President of the Joe Weider Foundation and is a director of Hillside Investment Management, Inc., an investment management company based in Toronto, Canada.

        George F. Lengvari has been a director since August 1996 and serves as Vice Chairman of the Board of Directors. Mr. Lengvari has been Vice Chairman of the board of directors of Weider Health and Fitness, a major stockholder of the Company, since June 1995. Prior to joining Weider Health and Fitness, Mr. Lengvari was a partner for 22 years in the law firm Lengvari Braman and is currently of counsel to the law firm LaPointe Rosenstein.

        Bruce J. Wood has been our Chief Executive Officer, President and a director since June 1999. From January 1998 to December 1998, Mr. Wood was the President and a founder of All Stick Label LLC, a private company which manufactures custom pressure sensitive labels. From 1973 to December 1997, Mr. Wood held various management positions with divisions of Nabisco, Inc., a manufacturer and marketer of packaged food, including President and Chief Executive Officer of Nabisco, Ltd., President of Planters Lifesavers Company, and Senior Vice President, Marketing of both Nabisco Biscuit Company and Del Monte USA. Mr. Wood also serves as a director of Payge International Ltd., a private company that manufactures injection molded plastic industrial and advertising products.

        Ronald L. Corey has been a director since August 1996. Since 1999, Mr. Corey has been a consultant to various corporations. Mr. Corey served as President of the Club de Hockey Canadien Inc. (the Montreal Canadiens) and the Molson Center Inc. from 1982 through July 1999. In addition, between 1985 and 1989, Mr. Corey held the position of Chairman of the Board and director of the Montreal Port Corporation, an agency which maintains and leases infrastructures to private stevedoring companies.

        Roger H. Kimmel has been a director since August 1996. Mr. Kimmel has been Vice Chairman of Rothschild, Inc., an investment banking firm, since January 2001. Prior to January 2001, Mr. Kimmel was a partner at the law firm of Latham & Watkins for more than five years. Mr. Kimmel is a director of Weider Health and Fitness, a major stockholder of the Company. Mr. Kimmel is also a director of Endo Pharmaceutical Holdings, Inc., a company engaged in the development and sale of pharmaceutical products.

        Brian P. McDermott has been a director since June 2001. Mr. McDermott has been a director, President, and Chief Executive Officer of Fitness Holdings International, Inc., a retail chain selling home fitness equipment, and its predecessor since November 2001. Mr. McDermott was also a director, President, and Chief Executive Officer of PartsAmerica.com, an online auto parts store, from May 2000 to July 2001. From 1988 to present, Mr. McDermott has been a general partner in Hancock Park Associates, a private equity firm, and has held various management and director positions in several of the firm's portfolio companies. Mr. McDermott held various management positions with Leslie's Poolmart, Inc. from 1988 to May 2000, including President and/or Chief Executive Officer from 1989 to December 1999 and Chairman of the Board from January 2000 to May 2000. From November 1994 to December 1998, Mr. McDermott served as Chairman of the Board of Busy Body, Inc., a specialty retailer of fitness equipment.

        H.F. Powell has been a director since January 2000. Since 1997, Mr. Powell has been an independent consultant to various corporations. Prior to his retirement in 1996, Mr. Powell served as Executive Vice President and Chief Financial Officer of Nabisco, Inc. from 1994 through 1996 and President of Nabisco International from 1989 through 1994. Throughout his career, Mr. Powell served in various senior level finance and operating positions, including Executive Vice President of Nabisco International, Senior Vice President and Chief Financial Officer of Nabisco Brands, President of Nabisco Brands Canada and Senior Vice President and Chief Financial Officer of Standard Brands.

        Cynthia G. Watts has been a director since May 2004. Ms. Watts has been the Chief Operating Officer of eCompanies, LLC, a group with investments in internet and technology companies since April 2001. During that period, she has also acted as special counsel to select venture capital and private equity funds, as well as growth companies. From November 1999 until April 2001, Ms. Watts served as eCompanies' Senior Vice President, General Counsel and Corporate Secretary. From June 1997 to October 1999, Ms. Watts was a partner in Hancock Park Associates, a private equity firm. Ms. Watts served as Senior Vice President, General Counsel and Corporate Secretary for Leslie's Poolmart, Inc. from February 1993 to October 1999. Prior to joining Leslie's Poolmart, Ms. Watts was in private law practice with Paul, Hastings, Janofsky & Walker.

BOARD OF DIRECTORS AND BOARD COMMITTEES INFORMATION

        Our business is managed under the direction of the Board. To assist in carrying out this responsibility, the Board has established an Executive Committee, Audit Committee and Compensation Committee. We do not have a standing nominating committee. During fiscal 2004, the Board of Directors met eight times. Each director attended at least 75% of the total number of meetings of the Board held during fiscal 2004 and the total number of meetings held during fiscal 2004 by all committees of the Board on which that director served. Although we do not have a policy with regard to Board members' attendance at our annual meetings of stockholders, all of the directors are encouraged to attend such meetings. All but one of our directors were in attendance at our 2003 annual meeting of stockholders.

Executive Committee

        The current members of the Executive Committee are Messrs. Weider, Lengvari and Wood. During fiscal 2004, the Executive Committee met two times. The Executive Committee has the authority to determine questions of general policy with regard to our business, to the extent permitted by law.

Audit Committee

        The current members of the Audit Committee are Messrs. Powell, Corey and McDermott. During fiscal 2004, the Audit Committee met eight times. The Audit Committee operates pursuant to a written charter that was adopted by the Board of Directors in September 2004, a copy of which is attached hereto as Annex B. A copy of the Audit Committee Charter will also be available (prior to our Annual Meeting) on our website, at www.weidernutrition.biz. In addition, stockholders may request a free copy of the Audit Committee Charter from: Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104.

        The Audit Committee's responsibilities include:

  •
  appointment, compensation, retention and oversight of the independent auditors;

  •
  consulting with the independent auditors with regard to the plan and scope of audit;

  •
  reviewing, in consultation with the independent auditors, the report of audit or proposed report of audit and the accompanying management letter, if any;

  •
  reviewing the impact of new or proposed changes in accounting principles or regulatory requirements;

  •
  consulting with the independent auditors with regard to the adequacy of internal controls and, as appropriate, consulting with management regarding the same;

  •
  pre-approval of audit and non-audit services performed and fees charged, and review of the possible effect of the performance of such services on the auditor's independence; and

  •
  such other responsibilities set forth in the Audit Committee Charter.

        The Board has determined that all members of the Audit Committee are independent and financially literate, as those terms are defined in the NYSE listing standards and are independent, as such term is defined under Securities and Exchange Commission (SEC) rules. Our Board has determined that H.F. Powell, Chairman of the Audit Committee, qualifies as an audit committee financial expert as defined in SEC rules. See the section entitled "Nominees for Election to the Board of Directors" above for a description of Mr. Powell's relevant experience.

Compensation Committee

        The current members of the Compensation Committee are Messrs. Powell, Corey and McDermott. Mr. Powell is the Chairman of the Compensation Committee. During fiscal 2004, the Compensation Committee met five times. The Compensation Committee operates pursuant to a written charter that was adopted by the Board of Directors in September 2004. A copy of the Compensation Committee Charter will be available (prior to our Annual Meeting) on our website, at www.weidernutrition.biz. In addition, stockholders may request a free copy of the Compensation Committee Charter from: Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104.

        The Compensation Committee's responsibilities include:

  •
  reviewing the compensation policy for our executive officers and such other officers as directed by the Board;

  •
  reviewing general compensation goals and guidelines for our employees and the criteria by which bonuses to our employees are determined;

  •
  acting as administrator of the 1997 Plan and, subsequent to stockholder approval, the 2004 Plan; and

  •
  performing other related functions as directed by the Board from time to time.

Special Committee

        In May 2004, we formed a Special Committee of the Board in response to an indication of interest received from Weider Health and Fitness, our majority stockholder, regarding the purchase of certain assets of our Active Nutrition Unit relating to our Weider® branded business domestically and internationally. The members of the Special Committee are Messrs. McDermott and Powell and Ms. Watts. In connection with the formation of the Special Committee, Ms. Watts joined the Board to serve on the Special Committee until its business has been completed. The Board determined, after inquiry, that each of these members is independent for purposes of serving on the Special Committee. The Special Committee's responsibilities include reviewing, evaluating, negotiating and, if appropriate, finalizing the potential transaction.

Nominating Committee Functions

        As set forth in the NYSE listing standards, we are not required to have a nominating committee because we are a "controlled company." See "Controlled Company Exemption Election" below. Because of this exemption, and because the Board believes that it is more appropriate for all of our directors to be involved in the process of nominating persons for election as directors, the Board does not have a nominating committee. Accordingly, the Board as a whole performs the functions of a nominating committee and is responsible for reviewing the requisite skills and characteristics of our directors.

        The Board will consider candidates for nomination as a director recommended by stockholders, current directors, officers, third-party search firms and other sources. The Board considers stockholder recommendations for candidates in the same manner as those received from others.

        For new candidates, the Board generally polls the directors and members of management for their recommendations. The Board may engage a third-party search firm to identify candidates in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate. The Board reviews the qualifications, experience and background of all candidates. Final candidates are typically interviewed by both Board members and executive management.

        The Board will consider stockholder suggestions for nominees for directorship. In order for the Board to consider a stockholder nominee, the stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on the Board. The stockholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any relationships, arrangements or undertakings between the stockholder and the candidate regarding the nomination or otherwise. The stockholder must submit proof of Company stockholdings. All communications should be submitted in writing to Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104. Recommendations received after 120 days prior to the mailing of the proxy will likely not be considered timely for consideration at that year's annual meeting.

Compensation Committee Interlocks and Insider Participation

        During fiscal 2004, Messrs. Powell, Corey and McDermott served as the members of the Compensation Committee. Messrs. Powell, Corey and McDermott are not employees of, or otherwise affiliated with (other than in their capacity as directors), the Company.

        During fiscal 2004, no executive officer served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director or member of our Compensation Committee.

Code of Business Conduct and Ethics

        We have adopted a Code of Business Conduct and Ethics for our officers, including our principal executive officer, principal financial officer and controller, and our employees and directors. The Code of Business Conduct and Ethics is available on our website at www.weidernutrition.biz. In addition, stockholders may request a free copy of the Code of Business Conduct and Ethics from: Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104.

        Any amendment or waiver of our Code of Business Conduct and Ethics relating to any of our officers or directors will be disclosed on our website. In the case of a waiver, the nature of the waiver, the name of the person to whom the waiver was granted and the date of the waiver will also be disclosed.

Corporate Governance Guidelines

        Prior to the Annual Meeting, we will have adopted Corporate Governance Guidelines that cover areas such as director responsibilities and qualifications, management succession, and board committees. A copy of these Guidelines will be available (prior to our Annual Meeting) on our website, at www.weidernutrition.biz. In addition, stockholders may request a free copy of the Corporate Governance Guidelines from: Weider Nutrition International, Inc., Attention: Corporate Secretary, 2002 South 5070 West, Salt Lake City, Utah 84104.

Executive Sessions of Non-Management Directors

        Beginning in October 2004, our non-management directors will meet in executive sessions of the Board in which management directors and other members of management do not participate. These sessions will be regularly scheduled for non-management directors at each meeting of the Board. The non-management directors will preside over the meetings on a rotational basis.

Controlled Company Exemption Election

        We have determined that due to the beneficial ownership by Weider Health and Fitness of greater than 50% of the Voting Shares (approximately 93%), we are a "controlled company" as defined in the NYSE listing standards. As such, we have elected to be exempted from the NYSE requirements that the Board have a majority of independent directors and that we have a nominating/corporate governance committee composed entirely of independent directors.

Director Compensation

        Non-employee directors received an annual fee of $12,000 for fiscal 2004. Effective June 1, 2004, the annual fee was increased to $18,000. In addition to the annual fee, each non-employee director received $1,500 for each Board meeting attended and $500 for each committee meeting attended for fiscal 2004. Effective June 1, 2004, the Board meeting fee was increased to $2,000 and the committee meeting fee was increased to $1,500 for the Audit Committee and $1,000 for the Compensation Committee. Also effective June 1, 2004, the chairman of the Audit Committee will receive an annual fee of $6,000 and the chairman of the Compensation Committee will receive an annual fee of $3,000. Messrs. Corey, Kimmel, McDermott and Powell and Ms. Watts are currently our non-employee directors. Directors other than non-employee directors receive no compensation for serving on the Board. We do, however, reimburse all directors for their reasonable expenses incurred in connection with their activities as directors.

        The chairman of the Special Committee receives a monthly fee of $16,667 and the members receive a monthly fee of $10,000, not to exceed in the aggregate $50,000 and $30,000, respectively, but subject to further Board review and possible increase depending on the time required for the Special Committee to discharge its responsibilities in connection with the potential transaction described in the "Special Committee" section above.

        Pursuant to the terms of our 1997 Plan, upon appointment or election to the Board, each non-employee director receives options to purchase 20,000 shares of Class A Common Stock at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant and vesting in equal annual installments over three years. Non-employee directors are also granted options to purchase 12,500 shares of Class A Common Stock upon each annual meeting of our stockholders occurring at least nine months after the date of appointment or election to the Board, provided the non-employee director is then still serving as one of our directors. These options are granted at an exercise price equal to the fair market value of the Class A Common Stock on the date of grant and vest in equal annual installments over three years. Accordingly, Messrs. Corey, Kimmel, McDermott and Powell each received an option grant covering 12,500 shares on October 28, 2003, the date of our 2003 annual meeting of stockholders, with an exercise price of $4.00 per share. Ms. Watts only receives compensation for attending meetings and serving on the Special Committee as outlined above, and therefore did not receive an initial grant of options upon her appointment to the Board.

        Also pursuant to the terms of our 1997 Plan, each non-employee director who had been a member of our Board for a Three Year Term as of October 3, 2001, was granted an option to purchase 15,000 shares of our Class A Common Stock and will be automatically granted an option to purchase 15,000 shares of our Class A Common Stock as of the expiration of each subsequent Three Year Term. Each non-employee director who had not served a Three Year Term as of October 3, 2001, or is first elected or appointed to the Board after October 3, 2001, is automatically granted an option to purchase 15,000 shares of our Class A Common Stock as of the completion of each Three Year Term. These options vest immediately upon grant. There were no option grants of this type in fiscal 2004.

        Mr. Kimmel was granted an option to purchase 5,000 shares of our Class A Common Stock on October 28, 2003, with an exercise price of $4.00 per share, in connection with his service as a member of our International Advisory Board relating to our European operations.

STOCK OWNERSHIP OF BENEFICIAL OWNERS, DIRECTORS AND MANAGEMENT

        The following table sets forth information that has been provided to us regarding the beneficial ownership of our Class A and Class B Common Stock as of the Record Date for (i) each person or entity who is known to us to beneficially own more than 5% of the outstanding shares of Class A and Class B Common Stock; (ii) each person who is a director of the Company and each nominee; (iii) each of the executive officers named in the Summary Compensation Table in this Proxy Statement; and (iv) all current directors and executive officers as a group.

        Except as noted, the person or entity listed has sole voting and investment power with respect to the shares shown in this table.

	Shares Beneficially Owned(1)
	Number of Shares		Percent		Percent of Total Voting Power
Name of Beneficial Owner
	Class A(2)	Class B	Class A(3)	Class B
Directors and Named Officers:
Eric Weider(4)	182,171	0	1.6%	0%	*
Bruce J. Wood	373,000	0	3.3	0	*
Ronald L. Corey	134,527	0	1.2	0	*
Roger H. Kimmel(4)	143,000	0	1.3	0	*
George F. Lengvari(4) (5)	0	0	0.0	0	0%
Brian P. McDermott	47,500	0	*	0	*
H. F. Powell	90,000	0	*	0	*
Cynthia G. Watts	0	0	0.0	0	0
Joseph W. Baty	219,677	0	2.0	0	*
Richard A. Blair	374,722	0	3.3	0	*
Thomas H. Elitharp	172,234	0	1.5	0	*
Michael Krüger	0	0	0.0	0	0
Directors and executive officers as a group (13 persons)(4)(5)	1,871,054	0	15.3	0	1.2
Other Principal Stockholders:
Weider Health and Fitness(6) 21100 Erwin Street Woodland Hills, CA 91367	0	14,973,148	0.0%	100%	93.1%
Gabelli Asset Management Inc.(7) One Corporate Center Rye, New York 10580-1422	3,586,600	0	32.3	0	2.2

*
Represents less than 1%.

(1)
Except for information based on Schedules 13D or 13G, as indicated in the footnotes hereto, beneficial ownership is stated as of the Record Date and includes shares underlying options exercisable within 60 days of that date held by each person, as if such shares were outstanding on that date.

(2)
Includes 300,000, 101,000, 126,000, 47,500, 70,000, 129,375, 192,500, 88,750 and 1,125,750 shares of Class A Common Stock which may be purchased upon the exercise of stock options that are currently vested or vest within 60 days of the Record Date and are held by Messrs. Wood, Corey, Kimmel, McDermott, Powell, Baty, Blair, Elitharp and all current directors and executive officers as a group, respectively. Also includes 43,800, 57,600, 60,000, 53,400 and 255,000 unvested shares of Restricted Stock granted on August 16, 2002 to Messrs. Wood, Baty, Blair, Elitharp and all current directors and executive officers as a group, respectively. These shares of Restricted Stock are subject to certain vesting and forfeiture requirements.

(3)
Does not give effect to the conversion of Class B Common Stock.

(4)
Does not include 14,973,148 shares of Class B Common Stock held by Weider Health and Fitness. Mr. Weider is the President and Chief Executive Officer and a director of Weider Health and Fitness; Mr. Lengvari is Vice Chairman of the Board of Weider Health and Fitness; and Mr. Kimmel is a director of Weider Health and Fitness. Messrs. Weider, Lengvari and Kimmel disclaim beneficial ownership of such shares.

(5)
Does not include 410,997 shares of Class A Common Stock held by Bayonne Settlement, a trust organized under the laws of Jersey (U.K.), of which family members of George F. Lengvari are included among the beneficiaries. Bayonne Settlement is administered by an independent trustee and Mr. Lengvari has neither the power to dispose of nor to vote the shares. Mr. Lengvari disclaims beneficial ownership of such shares.

(6)
Based on Schedule 13G/A filed on February 14, 2002 by Weider Health and Fitness.

(7)
Based on Schedule 13D/A filed April 7, 2004 by Gabelli Asset Management Inc. (Gabelli Asset Management). Gabelli Funds, LLC (Gabelli Funds), GAMCO Investors, Inc. (GAMCO), Gabelli Advisers, Inc. (Gabelli Advisers) and MJG Associates, Inc. (MJG) own 761,000, 2,552,400, 268,000 and 5,200 shares of Class A Common Stock, respectively. Due to their affiliations, Mario Gabelli and Gabelli Asset Management are deemed to have beneficial ownership of the shares owned beneficially by Gabelli Funds, GAMCO, Gabelli Advisers and MJG. Subject to certain limitations, each of Gabelli Funds, GAMCO, Gabelli Advisers and MJG has sole disposition and voting power over the shares of Class A Common Stock held by it, except that GAMCO does not have sole voting power over 136,000 of its shares. Subject to certain limitations, a Proxy Voting Committee has indirect voting power over the shares held by Gabelli Funds.

EXECUTIVE OFFICERS

        The following table sets forth the names, ages and titles of our current executive officers.

Name	Age	Position
Bruce J. Wood	54	Chief Executive Officer, President and Director
Joseph W. Baty	47	Executive Vice President and Chief Financial Officer
Richard A. Blair	45	Executive Vice President—Active Nutrition Unit
Thomas H. Elitharp	55	Executive Vice President—Operations and Support Services
Daniel A. Thomson	40	Senior Vice President—Business Development, General Counsel and Corporate Secretary
Michael Krüger	47	Managing Director, Haleko Unit

        Set forth below are descriptions of the backgrounds of the current executive officers. For a description of the background of Mr. Wood, see "Nominees for Election to the Board of Directors" above. We are not aware of any family relationships among any of our directors and executive officers.

        Mr. Baty has served as Executive Vice President and Chief Financial Officer since November 1999. From January 1997 to October 1999, Mr. Baty served as Senior Vice President—Finance. Prior to joining us, Mr. Baty was a partner at KPMG LLP, which he joined in 1984. Mr. Baty is a certified public accountant.

        Mr. Blair has served as Executive Vice President—Active Nutrition Unit since December 2001. From January 2001 to December 2001, Mr. Blair served as Executive Vice President—International. Mr. Blair has served us in various capacities since 1991, including Senior Vice President Sales—Costco from July 1999 to January 2001, Executive Vice President—Sales and Marketing from January 1997 to July 1999 and Senior Vice President—Sales from January 1994 to January 1997. Prior to joining us, Mr. Blair was Director of Sales and Marketing at Tunturi Sports Equipment Company, which he joined in 1984.

        Mr. Elitharp has served as Executive Vice President—Operations and Support Services since June 2001. From September 1997 to May 2001, Mr. Elitharp served as Senior Vice President—Operations. Prior to joining us, Mr. Elitharp held numerous positions with Welch Food Inc., a manufacturer of food products, for over 18 years, most recently as Director of Operations for its East Coast manufacturing locations.

        Mr. Thomson has served as Senior Vice President and General Counsel since July 1998, Corporate Secretary since July 1999, and Senior Vice President—Business Development since June 2001. Prior to joining us, Mr. Thomson was in private law practice in the corporate and securities departments of Latham & Watkins and LeBoeuf, Lamb, Greene & MacRae. Mr. Thomson, a certified public accountant, was an accountant and consultant with the firm of Price Waterhouse prior to practicing law.

        Mr. Krüger has served as Managing Director—Haleko Unit since May 2002. From February 1999 to January 2001, Mr. Krüger served as Managing Director Marketing/Sales of Van Laack GmbH, an apparel company. From July 1994 to January 1999, Mr. Krüger was a Managing Director and Vice President Retail Division Northern Europe for Fruit of the Loom, Inc., an apparel company. Prior to joining Fruit of the Loom, Inc., Mr. Krüger held various sales, marketing, and management positions from 1987 to 1994 with Sara Lee Corporation and Mars, Inc.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

        The following table sets forth, for the last three fiscal years, information regarding the annual and long-term compensation for our Chief Executive Officer and the next four most highly compensated executive officers (based on aggregate salary and bonus for the last fiscal year). We sometimes refer to all of these officers as the Named Executive Officers.

Summary Compensation Table

		Annual Compensation			Long-Term Compensation
					Awards		Payouts
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(2)	Restricted Stock Awards(3)	Securities Underlying Options (#)(4)	LTIP Payouts(5)	All Other Compensation(6)
Bruce J. Wood Chief Executive Officer and President	2004 2003 2002	$460,000 456,676 440,000	$481,160 579,979 268,000	0 0 0	$0 118,260 0	25,000 450,000 0	$0 213,000 0	$6,150 5,885 5,500
Joseph W. Baty Executive V. P. and Chief Financial Officer	2004 2003 2002	246,667 238,000 228,000	187,141 221,258 115,710	0 0 0	0 155,520 0	22,000 78,750 0	0 270,000 0	6,150 5,625 5,500
Richard A. Blair Executive V. P. Active Nutrition Unit	2004 2003 2002	266,669 255,847 235,000	166,776 234,551 177,825	$124,087 124,087 0	0 162,000 0	22,000 105,000 0	0 40,000 0	6,150 5,813 5,500
Thomas H. Elitharp Executive V. P. Operations and Support Services	2004 2003 2002	215,000 208,333 192,500	157,097 182,692 143,360	0 0 0	0 144,180 0	22,000 37,500 0	0 150,000 0	6,150 5,567 5,500
Michael Krüger(1) Managing Director—Haleko Unit	2004 2003	185,050 159,174	228,538 166,223	0 0	0 0	0 0	0 0	0 0

(1)
Mr. Krüger joined the Company in May 2002. Mr. Krüger's compensation is paid in euros, and has been converted to U.S. dollars for purposes of this table.

(2)
For Mr. Blair, the amount represents forgiveness of certain loan amounts pursuant to his 2001 employment agreement with us. See "Employment Related Agreements" and "Certain Relationships and Related Transactions—Management Loan" below.

(3)
Represents restricted stock awards of 73,000, 96,000, 100,000 and 89,000 shares of Class A Common Stock granted on August 16, 2002 to Messrs. Wood, Baty, Blair and Elitharp, respectively, multiplied by the closing price of the Class A Common Stock on the NYSE on the date of grant ($1.62). Based on the closing price of our Class A Common Stock on the NYSE on May 28, 2004 ($4.64), the unvested restricted stock awards of Messrs. Wood, Baty, Blair and Elitharp had a value at the end of our fiscal year of $203,232, $267,264, $278,400 and $247,776, respectively. The restricted stock awards generally vest 20% per year and are subject to certain other restrictions.

(4)
For fiscal 2003, all option grants were made in connection with our option exchange program commenced in September 2002 and concluded in April 2003.

(5)
Amounts were awarded under a long-term compensation program for executives designed to improve the Company's financial position by reducing overall debt and improving the Company's capital position. Under the program, certain formula-based debt and capital targets were exceeded as of May 31, 2003 and maximum awards based on target performance were paid. No further awards are payable under this program.

(6)
All amounts under the heading "All Other Compensation" represent our matching contributions under our 401(k) Plan.

Option Grants in Last Fiscal Year

	Individual Grants
	Number of Securities Underlying Options Granted	Percent of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation for Option Term
Name			Exercise Price	Expiration Date
					5%	10%
Bruce J. Wood	25,000	4.5%	$4.81	12/18/11	$57,414	$137,517
Joseph W. Baty	22,000	4.0	4.81	12/18/11	50,524	121,015
Richard A. Blair	22,000	4.0	4.81	12/18/11	50,524	121,015
Thomas H. Elitharp	22,000	4.0	4.81	12/18/11	50,524	121,015
Michael Krüger	0	—	—	—	—	—

(1)
All options were granted under our 1997 Plan, and are exercisable as to one-third of the shares subject to the option on each anniversary of the grant date. Under the terms of the 1997 Plan, the Compensation Committee retains discretion, subject to certain restrictions, to modify the terms of outstanding options, including the exercise price. These options were granted for a term of eight years, subject to earlier termination in certain events. The exercise price was determined in accordance with the provisions of our 1997 Plan, and equals the closing price of our Class A Common Stock on the NYSE on the date immediately preceding the date of grant.

(2)
Potential realizable value is based on the assumption that our Class A Common Stock appreciates at the annual rate shown (compounded annually) from the date of grant until the expiration of the eight-year option term. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not reflect our estimate or projection of future stock prices.

Aggregated Option Exercises in Fiscal 2004 and Year-End Option Values

        The following table sets forth certain information with respect to the unexercised options to purchase shares of Class A Common Stock held by the Named Executive Officers as of May 31, 2004. No Named Executive Officer exercised any options during fiscal 2004.

	Number of Securities Underlying Unexercised Options as of May 31, 2004		Value of Unexercised In-the-Money Options as of May 31, 2004(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Bruce J. Wood	300,000	250,000	$809,250	$686,250
Joseph W. Baty	129,375	61,375	267,694	120,094
Richard A. Blair	192,500	74,500	389,725	160,125
Thomas H. Elitharp	88,750	40,750	171,988	57,188
Michael Krüger	0	0	0	0

(1)
Based on the closing price of our Class A Stock on the NYSE on May 28, 2004 ($4.64), minus the exercise price of the option.

Employment Related Agreements

        We entered into an employment agreement with Mr. Wood effective June 2002. Pursuant to his employment agreement, Mr. Wood is entitled to an annual base salary ($460,000 annualized for fiscal 2004 and subject to annual review by the Compensation Committee of the Board) and annual bonuses in an amount based upon our annual performance and profitability. In addition, in the event Mr. Wood terminates his employment for "cause," is terminated without "cause" (as defined in the employment agreement) or his contract is not renewed by the Company as described below, he is entitled to a severance payment in an amount equal to his annual base salary, plus an amount equal to the greater of his base salary or his annual bonus for the prior year. In addition, upon such termination, or if Mr. Wood is terminated for incapacity, any equity awards (options, restricted shares, etc.) he has received that would have become exercisable (or vested) on the next following anniversary of the date of grant will immediately become exercisable (or vested). If Mr. Wood's employment is terminated by him for "cause" or we terminate his employment without "cause," he has agreed not to be employed by certain of our competitors within the territorial United States for a period of six months. If his employment is terminated for any other reason, the non-competition restriction will last for one year. On May 31, 2004 the agreement automatically renewed until May 31, 2005. Unless sooner terminated by the parties, the agreement expires on May 31, 2005, with automatic renewal thereafter of up to two additional successive one-year terms unless either party gives at least three months notice of non-renewal.

        In fiscal 2003, we amended and restated Mr. Wood's change in control agreement. The primary effect of the amendment was to delete Mr. Wood's right to any "retention bonus" and to extend the term of the agreement. The amended and restated change in control agreement continues to provide that if his employment is terminated by him for "good reason" or we terminate his employment without "cause" (each as defined in the agreement) upon the consummation of certain change of control events, he will be entitled to receive an amount equal to his annual base salary, a tax gross up payment to the extent he would be subject to excise tax in connection with such event and any additional benefits and rights provided by his employment agreement with us. The amended and restated change in control agreement is in effect through September 30, 2005.

        We entered into a new employment agreement with Mr. Blair effective November 2001. Mr. Blair is entitled to an annual base salary ($268,000 annualized for fiscal 2004 and subject to annual review and adjustment for changes in responsibilities) and annual bonuses in an amount based upon our annual performance and profitability. Mr. Blair is entitled to certain severance benefits in the event he is terminated by us. If Mr. Blair's employment is terminated by us without "cause" or by Mr. Blair for "good reason" (each as defined in the agreement), he is entitled to a severance payment in an amount equal to 200% of his current annual base salary and fiscal 2000 bonus. Mr. Blair has an outstanding loan with us. See the section entitled "Certain Relationships and Related Transactions—Management Loan." The employment agreement provides that, contingent upon his continued employment with us, his principal loan and interest will be forgiven one-third per year over a three year period beginning on the effective date of the employment agreement. In addition, under certain termination circumstances or in the event of certain change in control events, we will forgive amounts outstanding under Mr. Blair's loans. Pursuant to his employment agreement, Mr. Blair has agreed not to be employed by certain entities engaged in the manufacture and distribution of nutritional supplements for certain periods following the termination of his employment agreement in certain circumstances.

        In October 2002, certain employment related agreements were consolidated, amended and restated. The effect of these amendments was to delete certain retention bonus payments following a change in control and to clarify certain provisions governing severance payments. These October 2002 agreements, to which each of Messrs. Baty and Elitharp are parties, provide that in the event he terminates his employment for "good reason" or we terminate his employment without "cause" (each as defined in the agreement), he is entitled to a severance payment in an amount equal to 100% of his annual base salary plus an amount equal to the greater of (a) his prior year's bonus, (b) the average of his bonuses for the past three years or (c) 30% of his annual base salary (increased to 50% of annual base salary if the termination occurs in connection with certain change in control events). In addition, the severance payment percentage will change from 100% to 150% if such termination occurs in connection with certain change in control events. The October 2002 agreements also provide that these executive officers would be entitled to a tax gross up payment to the extent he would be subject to excise tax in connection with any change in control event. These agreements are in effect through September 30, 2005.

        In connection with Mr. Krüger's employment with us beginning in May 2002, we entered into an employment agreement with him. Mr. Krüger is entitled to a base salary of €156,000 (subject to annual review) and bonuses in an amount based upon Haleko's annual performance and profitability and certain personal performance objectives. The employment agreement's initial term was through April 2004. We continue to employ Mr. Krüger subject to the same terms and conditions as in his original employment agreement. Mr. Krüger is entitled to certain severance benefits up to 100% of his base salary in the event he is terminated by us in certain circumstances.

REPORT OF OUR COMPENSATION COMMITTEE

Report of the Compensation Committee on Executive Compensation

        The Compensation Committee of the Board of Directors of Weider Nutrition International, Inc. (the Company) provides guidance and oversight for all executive compensation and benefit programs, including basic strategies and policies. The Compensation Committee also reviews and approves general Company compensation policies and oversees the Company's 1997 Equity Participation Plan, as amended (the 1997 Plan) and, subsequent to stockholder approval, the Company's 2004 Incentive Award Plan (the 2004 Plan), including reviewing and approving stock option grants and other equity awards to the Company's executive officers. The Compensation Committee utilizes the services of compensation consultants from time to time, most recently in fiscal 2003. The members of the Compensation Committee are all non-employee directors.

        Compensation Policy and Company Performance.    The Compensation Committee attempts to promote financial and operational success by attracting, motivating and assisting in the retention of key employees who demonstrate the highest levels of ability and talent. The executive compensation program's overall objectives are to reward and retain executives with the level of talent and ability required to prudently guide the Company's growth, maximize the link between executive and stockholder interests through an equity participation plan and recognize individual contributions as well as overall business results. The Compensation Committee balances these objectives against appropriate aggregate compensation levels given the Company's size and operating performance.

        The key elements of the Company's compensation program in fiscal 2004 consisted of base salary, annual cash bonus and equity participation.

        The Compensation Committee's policies with respect to each element of the compensation program, including the bases for the compensation awarded to the Company's Chief Executive Officer, are discussed below.

        Base Salaries.    A competitive base salary is necessary to the development and retention of capable management and is consistent with the Company's long-term goals. Base salaries for executives are determined based upon the Compensation Committee's evaluation of, among other factors, the responsibilities of the position held, the experience of the individual, the job performance of the individual, competitive salary information, the Company's overall financial results and general economic conditions. Pay increases for executive officers during fiscal 2004 were based primarily on performance and competitive salary information.

        Bonus Payments.    The Company's management annual incentive program has been established to reward participants for their contributions to the achievement of company, department and individual objectives. The aggregate amount of the bonuses awarded in any fiscal year is determined by reference to the terms of the executive employment agreements, as applicable, the Company's financial performance, and the assessment of progress in attaining long-term goals and business performance objectives and considerations.

        For U.S. employees, aggregate bonus determinations for fiscal 2004 were based on the Company's performance against its target for "income before taxes." Individual bonus amounts were then adjusted for personal performance. The specific cash bonus a participant receives is dependent on the Company's financial performance, individual performance against established performance objectives and level of responsibility. An executive's contributions to the business are measured, in part, by his or her success in meeting certain goals established by the person and the Compensation Committee in consultation with the Chief Executive Officer. Bonus payments may range from 0 to 150% of target bonus, based on Company and personal performance. Target bonuses vary based on position, from 55% to 100% of salary for executive officers. Approximately 85 U.S. employees participated in the bonus program for fiscal 2004. We have similar bonus programs in place for certain employees of our foreign subsidiaries.

        Equity Participation Programs.    The 1997 Plan and 2004 Plan have been established to provide employees with an opportunity to share, along with stockholders, in the long-term performance of the Company. Stock options, restricted stock and other equity awards are intended to help motivate and retain key employees. The exercise price of the stock options is set at a price equal to or above the market price of the Class A Common Stock at the time of the grant. The options therefore do not have any value to the executive unless the market price of the Class A Common Stock rises. The Compensation Committee believes that these stock options and other equity awards more closely align the executives' interests with those of its stockholders, and focus management on building profitability and long-term stockholder value.

        Policy on the Deductibility of Compensation.    Section 162(m) of the Internal Revenue Code of 1986, as amended (the Code), limits a public company's federal income tax deduction for compensation paid in excess of $1,000,000 to any of its five most highly compensated executive officers. However, certain performance-based compensation, including awards of stock options, is excluded from the $1,000,000 limit if specific requirements are met.

        While the tax impact of any compensation arrangement is one factor that is considered by the Compensation Committee, such impact is evaluated in light of the compensation policies discussed above. The Compensation Committee's compensation determinations have generally been designed to maximize the Company's federal income tax deduction for possible application in future years. However, from time to time compensation may be awarded that is not fully deductible if it is determined that such award is consistent with the overall design of the compensation program and in the best interests of the Company and its stockholders.

        Chief Executive Officer Compensation.    In fiscal 2004, Mr. Wood's base salary remained constant at $460,000 (annualized) based on the base salary considerations described above. Mr. Wood was paid a bonus of approximately $481,000 based on Company performance against its target for "income before taxes", and adjusted for Mr. Wood's personal performance objectives previously established with the Compensation Committee. On December 8, 2003, Mr. Wood was granted an option to purchase 25,000 shares of Class A Common Stock. The option has an exercise price of $4.82 per share and vests in three equal annual installments commencing with the first anniversary of the grant date.

                Members of the Compensation Committee of the Board of Directors

                H.F. Powell
                Ronald L. Corey
                Brian P. McDermott

        The preceding "Report of the Compensation Committee on Executive Compensation" and the "Stock Performance Chart" that appears immediately hereafter shall not be deemed to be soliciting material or to be filed with the SEC under the Securities Act of 1933, as amended (the Securities Act), or the Exchange Act, or incorporated by reference in any documents so filed, except to the extent that we specifically incorporate the same by reference.

PERFORMANCE GRAPH

        As part of the executive compensation information presented herein, the SEC requires a comparison of stock performance for the Company with stock performance of a broad equity market index and an appropriate industry index. The following chart compares the cumulative total stockholder return on the Class A Common Stock during the period from May 31, 1999 to May 31, 2004 with the cumulative total returns on Standard & Poor's 500 Index and the Healthy Living® Index. The comparison assumes $100 was invested on May 31, 1999 in the Class A Common Stock or in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock performance shown on the following chart is not necessarily indicative of future performance.

	5/31/99	5/31/00	5/31/01	5/31/02	5/31/03	5/31/04
Weider Nutrition International, Inc.	100.00	65.56	50.98	43.14	51.54	102.64
S & P 500	100.00	110.48	98.82	85.14	78.27	92.62
Healthy Living® Index	100.00	82.91	87.25	118.84	123.20	212.21

AUDIT COMMITTEE REPORT

        The Audit Committee of the Board of Directors is comprised of independent directors as required by the listing standards of the New York Stock Exchange and Securities and Exchange Commission rules. The current members of the Audit Committee are Messrs. Powell, Corey and McDermott. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

        The role of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company's financial statements as well as the Company's financial reporting process, principles and internal controls. The independent auditors are responsible for performing an audit of the Company's financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

        In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended May 31, 2004, with management and the independent auditors. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect. In addition, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the auditors their independence from the Company. The Audit Committee has also considered whether the independent auditor's provision of non-audit services to the Company is compatible with maintaining the auditor's independence.

        The members of the Audit Committee are not engaged in the accounting or auditing profession and, consequently, are not experts in matters involving auditing or accounting. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the independent auditors. As a result, the Audit Committee's oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company's financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company's auditors meet the applicable standards for auditor independence.

        Based on the reports and discussions above, the Audit Committee recommends to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2004.

                Members of the Audit Committee of the Board of Directors

                H. F. Powell, Chairman
                Ronald L. Corey
                Brian P. McDermott

        The preceding "Audit Committee Report" will not be deemed to be soliciting material or to be filed with the SEC under the Securities Act or the Exchange Act or incorporated by reference in any documents so filed, except to the extent that we specifically incorporate the same by reference.

FEES PAID TO INDEPENDENT PUBLIC ACCOUNTANTS

        The fees billed by Deloitte & Touche LLP (Deloitte), our independent public accountants, with respect to the years ended May 31, 2003 and May 31, 2004 were as follows:

Audit Fees

        The aggregate fees billed for professional services rendered by Deloitte for the audit of our annual financial statements included in our Annual Reports on Form 10-K, the reviews of the interim financial statements included in our Quarterly Reports on Form 10-Q, and performance of statutory audits were approximately $344,000 and $313,000 for fiscal 2003 and fiscal 2004, respectively.

Audit Related Fees

        The aggregate fees billed for services rendered by Deloitte for assurance and similar services that are reasonably related to the performance of the audit of our annual financial statements included in our Annual Reports on Form 10-K or the reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q were approximately $17,000 and $10,000 for fiscal 2003 and fiscal 2004, respectively. These audit related fees consist primarily of fees for the audit of our 401(k) plan and certain agreed upon procedures.

Tax Fees

        The aggregate fees billed for services rendered by Deloitte for tax compliance, tax advice and tax planning were approximately $537,000 and $189,000 for fiscal 2003 and fiscal 2004, respectively. Tax fees consist primarily of preparation of our tax returns and other tax planning advice.

Financial Information Systems Design and Implementation Fees

        We did not engage Deloitte to provide advice to us regarding financial information systems design and implementation during fiscal 2003 or fiscal 2004.

All Other Fees

        There were no other fees billed for services rendered by Deloitte for fiscal 2003 or fiscal 2004.

        The Audit Committee has reviewed the non-audit services provided by Deloitte and determined that the provision of these services during fiscal 2004 is compatible with maintaining Deloitte's independence.

Pre-Approval Policy

        The Audit Committee pre-approves all audit and permissible non-audit fees.

        Since the May 6, 2004 effective date of the SEC rules stating that an auditor is not independent of an audit client if the services it provides to the client are not appropriately approved, each new engagement of Deloitte was approved in advance by our Audit Committee, and none of those engagements made use of the de minimus exception to pre-approval contained in the SEC's rules.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Exchange Act requires our directors and executive officers and persons who beneficially own more than 10% of our Class A Common Stock to file initial reports of ownership and changes in ownership with the SEC and the NYSE. These persons and entities are also required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. We believe, based solely on our review of the copies of such forms and other written representations to us, that during the fiscal year ended May 31, 2004, all reporting persons complied with all applicable Section 16(a) filing requirements.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Weider Health and Fitness

        Weider Health and Fitness owns all of our Class B Common Stock, which represents approximately 93% of the aggregate voting power of all outstanding shares of our common stock. Weider Health and Fitness is in a position to determine the outcome of all matters required to be submitted to stockholders for approval (except as provided by law or our amended and restated certificate of incorporation or amended and restated bylaws).

Board Service

        Eric Weider, our Chairman of the Board, is the President and Chief Executive Officer and a director of Weider Health and Fitness. George Lengvari, one of our directors, is Vice Chairman of the Board of Weider Health and Fitness. Roger Kimmel, one of our directors, is also a director of Weider Health and Fitness.

Transfer of Intellectual Property

        In July 1985, Weider Health and Fitness and Joe Weider entered into an agreement pursuant to which Weider Health and Fitness was granted all rights, title and interest in and to a system of weight training known as "The Weider System" and the exclusive right to use of the name "Joe Weider" within the continental United States. As consideration for such grants, Weider Health and Fitness has agreed to pay Joe Weider an annual fee for the rest of his lifetime, of which $250,000 per year is paid by us. The right to use "The Weider System" and "Joe Weider" survives the death of Joe Weider. Effective September 1, 1996, Weider Health and Fitness assigned to us substantially all such intellectual property. Weider Health and Fitness retained certain trademarks used in both our nutritional supplements business and Weider Health and Fitness' body building and exercise equipment business; however, we have a perpetual, royalty-free, fully paid license to use such trademarks for our nutritional supplements business.

Sponsorships

        As part of our marketing strategy, we participate in the sponsorship of certain body builder contracts with Weider Health and Fitness. We paid a total of approximately $200,000 in connection with our sponsorship in fiscal 2004.

Intellectual Property Licensing Agreement

        Pursuant to a June 1994 agreement with Joe Weider, Ben Weider, Weider Sports Equipment and Weider Health and Fitness, Mariz Gestao E Investimentos Limitada obtained the exclusive international rights to use the trademarks and brand names used by Weider Health and Fitness and its affiliates on or prior to December 1996. Pursuant to a sublicense agreement with Mariz dated December 1, 1996, we obtained the exclusive international worldwide right to use these trademarks and brand names outside the United States, Canada and Mexico (for which countries we own the rights), except in Spain, Australia, New Zealand, Japan and South Africa. Under the terms of the sublicense agreement, we are required to make annual royalty payments to Mariz on sales of products covered by the agreement in these countries. The royalty payments are to be equal to (i) 4% of sales up to $33.0 million; (ii) 3.5% of sales greater than $33.0 million and less than $66.0 million; (iii) 3.0% of sales from $66.0 million to $100.0 million; and (iv) 2.5% of sales over $100.0 million. In addition, the sublicense agreement with Mariz includes an irrevocable buy-out option exercisable by us for a purchase price equal to the greater of $7.0 million or 6.5 times the aggregate royalties paid by us in the fiscal year immediately preceding the date of the exercise of the option. The initial term of the sublicense agreement was through May 31, 2002, with the agreement automatically renewing for successive one-year terms unless earlier terminated by Mariz upon a material breach by us. During our fiscal year ended May 31, 2004, we incurred royalty expense of approximately $629,000 relating to the Mariz licensing agreement. Mariz is a company incorporated under the laws of Portugal and owned by a trust of which the family members of George Lengvari, one of our directors, are included among the beneficiaries.

IFBB Agreement

        On May 1, 2000, we entered into an agreement with the International Federation of Bodybuilders (IFBB), a Canadian non-profit corporation which supports international bodybuilding events. Pursuant to the agreement, we were obligated to pay $250,000 during the first year of the agreement and $100,000 during each of the second and third years of the agreement with respect to our sponsorship of certain IFBB bodybuilding events. In return for such sponsorship, IFBB provides us with preferential advertising, booth placement, inclusion in certain programs/brochures, and other preferential promotional treatment. In March 2003, we extended the term of the agreement for an additional two years, pursuant to which we will pay $75,000 per year with respect to our sponsorship. Ben Weider, the father of Eric Weider (our Chairman of the Board), is the president of IFBB. We incurred promotional expense of approximately $75,000 pursuant to this agreement for fiscal 2004.

Management Loan

        Prior to our initial public offering (IPO), we entered into Management Incentive Agreements pursuant to which key employees were granted Performance Units as incentive compensation. Simultaneously with our IPO, which triggered a conversion under the Management Incentive Agreements, we paid in cash and shares of Class A Common Stock the vested portion of the Performance Units. The unvested portion of the Performance Units were converted into restricted shares of Class A Common Stock as of the IPO date, which vested over a five-year period at 20% per year. In order to facilitate the payment of individual income taxes, we made available to each key employee loans in principal amount up to 30% of the conversion value of the vested Performance Units held by each key employee, secured in part by the key employee's stock. We currently have such a loan outstanding to Mr. Richard Blair, Executive Vice President-Active Nutrition. Mr. Blair's employment agreement provides that, contingent upon his continued employment with us, his principal loan and interest will be forgiven one-third per year over the three-year period from November 2001. Accordingly, during fiscal 2004, we forgave a total of $139,276 of Mr. Blair's total loan. As of May 31, 2004, Mr. Blair had outstanding principal loan and interest balances of $96,823 and $46,972, respectively.

Gustin Foods, LLC

        In February 2004, we entered into a consulting agreement with Gustin Foods, LLC, of which David Gustin, who at that time was a member of our Board, is the principal member. Mr. Gustin resigned from the Board in connection with the execution of the consulting agreement. Under the consulting agreement, Gustin Foods, LLC will provide services to assist our management in implementing company strategy. During fiscal 2004, we paid Gustin Foods, LLC approximately $115,000 pursuant to the consulting agreement.

OTHER MATTERS

        As of the date of this proxy statement, the Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is intended that the proxies will be voted on such matters in accordance with the best judgment and in the discretion of the proxy holders.

                      By Order of the Board of Directors,

                      Daniel A. Thomson
                       Senior Vice President—Business Development, General Counsel, and Corporate Secretary

Salt Lake City, Utah
September 28, 2004

ANNEX A

WEIDER NUTRITION INTERNATIONAL, INC.
2004 INCENTIVE AWARD PLAN

ARTICLE 1
PURPOSE

        The purpose of the Weider Nutrition International, Inc., 2004 Incentive Award Plan (the "Plan") is to promote the interests of Weider Nutrition International, Inc., (the "Company") and its stockholders by providing members of the Board, Employees, and Consultants with appropriate incentives to acquire a proprietary interest in the long-term success of the Company and to reward these individuals in fulfilling their personal responsibilities for long-range achievements. The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, Employees, and Consultants.

ARTICLE 2
DEFINITIONS AND CONSTRUCTION

        Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

        2.1.  "Administrator" shall mean the persons or committee that conducts the general administration of the Plan (including the grant of Awards) as provided herein. If referring to the administration of the Plan with respect to an Award granted or to be granted to Non-employee Directors, the term "Administrator" shall refer to the Board. If referring to the administration of the Plan with respect to an Award granted or to be granted to Employees or Consultants, the term "Administrator" shall refer to the Committee, unless and to the extent (a) the Board has assumed the authority for administration of all or any part of the Plan as permitted in Section 12.1 or (b) the Committee has delegated the authority for administration of part of the Plan as permitted by Section 12.5, in which case the term "Administrator" shall refer to the Board or such subcommittee to which authority has been so delegated, as applicable.

        2.2.  "Award" means an Option, a Restricted Stock award, a Stock Appreciation Right award, a Performance Share award, a Performance Stock Unit award, a Dividend Equivalent award, a Stock Payment award, a Deferred Stock award, a Restricted Stock Unit award, an Other Stock-Based Award, a Performance Bonus Award, or a Performance-Based Award granted to a Participant pursuant to the Plan.

        2.3.  "Award Agreement" means any written agreement, contract, or other instrument or document evidencing an Award.

        2.4.  "Board" means the Board of Directors of the Company, as constituted from time to time.

        2.5.  "Change in Control" means and includes each of the following:

          (a)   A transaction or series of transactions (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any "person" or related "group" of "persons" (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a "person" that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company's securities outstanding immediately after such acquisition, excluding any transaction involving a distribution of Stock held by Weider Health and Fitness ("WHF") to individual stockholders of WHF or their family trusts if and to the extent the Board finds such distribution to not be within the intent of this Section 2.5(a);

          (b)   During any period of two consecutive years, individuals who, at the beginning of such period, constitute the Board together with any new director(s) (other than a director designated by a person who shall have entered into an agreement with the Company to effect a transaction described in Section 2.5(a) or Section 2.5(c)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof;

          (c)   The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company's assets or (z) the acquisition of assets or stock of another entity, in each case other than a transaction:

            (i)    Which results in the Company's voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company's assets or otherwise succeeds to the business of the Company (the Company or such person, the "Successor Entity")) directly or indirectly, at least a majority of the combined voting power of the Successor Entity's outstanding voting securities immediately after the transaction, or

            (ii)   After which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.5(c)(ii) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

          (d)   The Company's stockholders approve a liquidation or dissolution of the Company.

The Board shall have full and final authority, which shall be exercised in its discretion, to determine conclusively whether a Change in Control of the Company has occurred pursuant to the above definition, and the date of the occurrence of such Change in Control and any incidental matters relating thereto.

        2.6.  "Code" means the Internal Revenue Code of 1986, as amended.

        2.7.  "Committee" means the Compensation Committee of the Board, or another committee or subcommittee of the Board, described in Article 12.

        2.8.  "Consultant" means any consultant or adviser if:

          (a)   The consultant or adviser renders bona fide services to the Company;

          (b)   The services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

          (c)   The consultant or adviser is a natural person (or permitted wholly-owned corporate alter ego) who has contracted directly with the Company to render such services.

        2.9.  "Covered Employee" means an Employee who is, or reasonably is expected could be, a "covered employee" within the meaning of Section 162(m) of the Code.

        2.10.     "Deferred Stock" means a right to receive a specified number of shares of Stock during specified time periods pursuant to Article 8.

        2.11.     "Disability" means that the Participant qualifies to receive long-term disability payments under the Company's long-term disability insurance program, as it may be amended from time to time.

        2.12.     "Dividend Equivalents" means a right granted to a Participant pursuant to Article 8 to receive the equivalent value (in cash or Stock) of dividends paid on Stock.

        2.13.     "Effective Date" shall have the meaning set forth in Section 13.1.

        2.14.     "Eligible Individual" means any person who is a member of the Board, a Consultant or an Employee, as determined by the Administrator.

        2.15.     "Employee" means any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or any Subsidiary.

        2.16.     "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

        2.17.     "Fair Market Value" means, as of any given date, the fair market value of a share of Stock on the immediately preceding date determined by such methods or procedures as may be established from time to time by the Administrator. Unless otherwise determined by the Administrator, the Fair Market Value of a share of Stock as of any date shall be the closing price for a share of Stock as reported on the New York Stock Exchange (or on any national securities exchange on which the Stock is then listed) for the immediately preceding date or, if no such prices are reported for that date, the closing price on the next preceding date for which such prices were reported.

        2.18.     "Incentive Stock Option" means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

        2.19.     "Non-employee Director" means a member of the Board who is not an Employee of the Company or the parent of the Company.

        2.20.     "Non-Qualified Stock Option" means an Option that is not intended to be an Incentive Stock Option.

        2.21.     "Option" means a right granted to a Participant pursuant to Article 5 of the Plan to purchase a specified number of shares of Stock at a specified price during specified time periods. An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

        2.22.     "Other Stock-Based Award" means an Award granted or denominated in Stock or units of Stock pursuant to Section 8.7 of the Plan.

        2.23.     "Participant" means any Eligible Individual who, as a member of the Board, Consultant or Employee, has been granted an Award pursuant to the Plan.

        2.24.     "Performance-Based Award" means an Award granted to selected Covered Employees pursuant to Articles 6 or 8, but which is subject to the terms and conditions set forth in Article 9. All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

        2.25.     "Performance Bonus Award" has the meaning set forth in Section 8.8.

        2.26.     "Performance Criteria" means the criteria that the Administrator selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria that will be used to establish Performance Goals are limited to the following: net earnings (either before or after interest, taxes, depreciation and/or amortization), sales, revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders' equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, customer or sales channel revenue or profitability, productivity, expense, margins, plant or operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group. The Administrator shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

        2.27.     "Performance Goals" means, for a Performance Period, the goals established in writing by the Administrator for the Performance Period based upon the Performance Criteria. Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, product line or an individual. The Administrator, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

        2.28.     "Performance Period" means the one or more periods of time, which may be of varying and overlapping durations, as the Administrator may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance-Based Award.

        2.29.     "Performance Share" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Administrator.

        2.30.     "Performance Stock Unit" means a right granted to a Participant pursuant to Article 8, to receive Stock, the payment of which is contingent upon achieving certain Performance Goals or other performance-based targets established by the Administrator.

        2.31.     "Prior Plan" means the 1997 Equity Participation Plan of Weider Nutrition International, Inc., as such plan has been or may be amended from time to time.

        2.32.     "Plan" means this Weider Nutrition International, Inc. 2004 Incentive Award Plan, as it may be amended and/or restated from time to time.

        2.33.     "Qualified Performance-Based Compensation" means any compensation that is intended to qualify as "qualified performance-based compensation" as described in Section 162(m)(4)(C) of the Code.

        2.34.     "Replenishment Provisions" shall mean the provisions of Section 2.2 of the Prior Plan relating to the add-back of shares of Stock upon the cancellation, termination or expiration of stock options granted thereunder prior to their exercise.

        2.35.     "Restricted Stock" means Stock awarded to a Participant pursuant to Article 6 that is subject to certain restrictions and may be subject to risk of forfeiture.

        2.36.     "Restricted Stock Unit" means an Award granted pursuant to Section 8.6.

        2.37.     "Rule 16b-3" shall mean Rule 16b-3 promulgated under the Exchange Act, as such rule may be amended from time to time.

        2.38.     "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

        2.39.     "Stock" means the Class A Common Stock of the Company, par value $0.01 per share, and such other securities of the Company that may be substituted for Stock pursuant to Article 11.

        2.40.     "Stock Appreciation Right" or "SAR" means a right granted pursuant to Article 7 to receive a payment equal to the excess of the Fair Market Value of a specified number of shares of Stock on the date the SAR is exercised over the Fair Market Value on the date the SAR was granted as set forth in the applicable Award Agreement.

        2.41.     "Stock Payment" means (a) a payment in the form of shares of Stock, or (b) an option or other right to purchase shares of Stock, as part of any bonus, deferred compensation or other arrangement, made in lieu of all or any portion of the compensation, granted pursuant to Article 8.

        2.42.     "Subsidiary" means any "subsidiary corporation" as defined in Section 424(f) of the Code and any applicable regulations promulgated thereunder or any other entity of which a majority of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

ARTICLE 3
SHARES SUBJECT TO THE PLAN

        3.1. Number of Shares.

          (a)   Subject to Article 11, the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be (i) 2,000,000 shares; plus (ii) any shares of Stock which as of the Effective Date are available for issuance under the Prior Plan and which following the Effective Date are not issued under the Prior Plan; plus (iii) the number of shares of Stock that, after the Effective Date, would again become available for issuance under the Prior Plan pursuant to the Replenishment Provisions. In order that the applicable regulations under the Code relating to Incentive Stock Options are satisfied, the maximum number of shares of Stock that may be delivered upon exercise of Incentive Stock Options shall be the number specified in Section 3.1(a) (i).

          (b)   To the extent that an Award terminates, expires, lapses, is settled in cash, is repurchased or forfeited for any reason, such shares of Stock subject to the Award shall again be available for the grant of an Award pursuant to the Plan, subject to the limitations of Section 3.1(a). Additionally, any shares of Stock (actually or constructively) tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall again be available for the grant of an Award pursuant to the Plan subject to the limitations of Section 3.1(a)(i). To the extent permitted by applicable law or any exchange rule, shares of Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Stock available for grant pursuant to this Plan.

        3.2.  Stock Distributed. Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

        3.3.  Limitation on Number of Shares Subject to Awards. Notwithstanding any provision in the Plan to the contrary, and subject to Article 11, the maximum number of shares of Stock with respect to any Awards that may be granted to any one Participant during any fiscal year shall be 500,000.

ARTICLE 4
ELIGIBILITY AND PARTICIPATION

        4.1. Eligibility.

          (a)   General. Persons eligible to participate in this Plan include Employees, Consultants and all members of the Board, as determined from time to time by the Administrator.

          (b)   Foreign Participants. In order to assure the viability of Awards granted to Participants employed in foreign countries, the Administrator may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy, or custom. Moreover, the Administrator may approve such supplements to, or amendments, restatements, or alternative versions of, the Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of the Plan as in effect for any other purpose; provided, however, that no such supplements, amendments, restatements, or alternative versions shall increase the share limitations contained in Sections 3.1 and 3.3 of the Plan.

        4.2.  Participation. Subject to the provisions of the Plan, the Administrator may, from time to time, select from among all Eligible Individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No individual shall have any right to be granted an Award pursuant to this Plan.

ARTICLE 5
STOCK OPTIONS

        5.1.  General. The Administrator is authorized to grant Options to Eligible Individuals on the following terms and conditions:

          (a)   Exercise Price. The exercise price per share of Stock subject to an Option shall be determined by the Administrator and set forth in the Award Agreement; provided that the exercise price for any Option shall not be less than par value unless otherwise permitted by applicable state law.

          (b)   Time and Conditions of Exercise. The Administrator shall determine the time or times at which an Option may be exercised in whole or in part; provided that the term of any Option granted under the Plan shall not exceed ten years. The Administrator shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may vest and be exercised. No portion of an Option which is un-exercisable at termination of the Participant's employment or service, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Administrator either in the Award Agreement or by action following the grant of the Option.

          (c)   Payment. The Administrator shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, promissory note bearing interest at no less than such rate as shall then preclude the imputation of interest under the Code, shares of Stock held or issuable upon option exercise having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof, or other property acceptable to the Administrator (including through the delivery of a notice that the Participant has placed a market sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and the broker timely pays a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price). Notwithstanding any other provision of the Plan to the contrary, no Participant who is a member of the Board or an "executive officer" of the Company within the meaning of Section 13(k) of the Exchange Act shall be permitted to pay the exercise price of an Option in any method which would violate Section 13(k) of the Exchange Act.

        5.2.  Incentive Stock Options. Incentive Stock Options may be granted only to Employees of the Company and Subsidiaries and the terms of any Incentive Stock Options granted pursuant to the Plan must comply with the following additional provisions of this Section 5.2:

          (a)   Exercise Price. The exercise price per share of Stock shall be set by the Administrator, but shall not be less than 100% of the Fair Market Value on the date of grant.

          (b)   Expiration of Option. An Incentive Stock Option may not be exercised to any extent by anyone after the first to occur of the following events:

            (1)   Ten years from the date it is granted, unless an earlier time is set in the Award Agreement.

            (2)   One year after the date of the Participant's termination of employment or service on account of Disability or death (but not later than the expiration of the original term). Upon the Participant's Disability or death, any Incentive Stock Options exercisable at the Participant's Disability or death may be exercised by the Participant's legal representative or representatives, by the person or persons entitled to do so pursuant to the Participant's last will and testament, or, if the Participant fails to make testamentary disposition of such Incentive Stock Option or dies intestate, by the person or persons entitled to receive the Incentive Stock Option pursuant to the applicable laws of descent and distribution.

          (c)   Individual Dollar Limitation. The aggregate Fair Market Value (determined as of the time the Option is granted) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision. To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

          (d)   Ten Percent Owners. An Incentive Stock Option may be granted to any Employee who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

          (e)   Transfer Restriction. The Company may require that the Participant give the Company prompt notice of any disposition of shares of Stock acquired by exercise of an Incentive Stock Option within (i) two years from the date of grant of such Incentive Stock Option or (ii) one year after the transfer of such shares of Stock to the Participant.

          (f)    Right to Exercise. During a Participant's lifetime, an Incentive Stock Option may be exercised only by the Participant.

        5.3.  Substitution of Stock Appreciation Rights. The Administrator may provide in the Award Agreement evidencing the grant of an Option that the Administrator, in its sole discretion, shall have to right to substitute a Stock Appreciation Right for such Option at any time prior to or upon exercise of such Option, subject to the provisions of Section 7.2 hereof; provided that such Stock Appreciation Right shall be exercisable for the same number of shares of Stock as such substituted Option would have been exercisable for.

        5.4.  Granting of Options to Non-employee Directors

          (a)   Automatic Initial and Annual Grants. During the term of the Plan, a person who is initially appointed or elected to the Board and who is a Non-employee Director at the time of such initial appointment or election shall be granted (unless otherwise determined by the Board) (i) an Option to purchase twenty thousand (20,000) shares of Stock (subject to adjustment as provided in Section 11.1(a)) on the date of such initial appointment or election ("Initial Option") and (ii) an Option to purchase twelve thousand five hundred (12,500) shares of Stock (subject to adjustment as provided in Section 11.1(a)) on the date of each annual meeting of stockholders occurring at least nine months after such initial appointment or election as of which the Non-employee Director is serving as a director of the Company ("Annual Option"). Members of the Board who are Employees who subsequently retire from the Company (or a Subsidiary) and remain on the Board will not receive an Initial Option, but to the extent that they are otherwise eligible, will receive after termination of employment Annual Options.

          (b)   Three-Year Options. Each Non-employee Director who has not been a member of the Board for a term of three consecutive years ("Three Year Term") prior to October 3, 2001 or who is elected or appointed to the Board after October 3, 2001 shall be granted an Option to purchase fifteen thousand (15,000) shares of Stock (subject to adjustment as provided in Section 11.1(a)) upon the completion of a Three Year Term from the date of such Non-employee Director's election or appointment to the Board. Upon a Non-employee Director's completion of each one or more additional Three Year Terms (following the grant described in the preceding sentence) such Non-employee Director shall be granted an additional Option to purchase fifteen thousand (15,000) shares of Stock (subject to adjustment as provided in Section 11.1(a)). Service prior to adoption of this Plan will count towards completion of a Three Year Term.

          (c)   Discretionary Grants. The Board may from time to time, in its sole discretion, and subject to the limitations of the Plan make discretionary grants that are in addition to those provided for in Sections 5.4(a) and (b). In making such grants the Board may:

            (1)   Select from among the Non-employee Directors (including Non-employee Directors who have previously been granted Options under the Plan) such of them as in its opinion should be granted Options;

            (2)   Subject to Section 3.3, determine the number of shares of Stock that may be purchased upon exercise of the Options granted to such selected Non-employee Directors; and

            (3)   Subject to the provisions of this Article 5, determine the terms and conditions of such Options, consistent with the Plan.

          (d)   Certain Terms of Options Granted to Non-employee Directors. Options granted to Non-employee Directors shall be Non-Qualified Stock Options. The exercise price per share of Stock subject to each Initial Option, Annual Option and Three-Year Option granted to a Non-employee Director shall equal 100% of the Fair Market Value of a share of Stock on the date the Option is granted. Initial Options and Annual Options shall become vested and exercisable in substantially equal annual installments over the 3 year period following their date of grant. Three-Year Options shall be fully vested and exercisable immediately on the date of grant. The term of each Option granted to a Non-employee Director shall be 10 years from the date the Option is granted. Upon a Director's termination of membership on the Board for any reason, his or her Options shall remain exercisable for 12 months following his or her termination of membership on the Board (or such other period as the Board may set forth in the Award Agreement or determine in its discretion on or after the date of grant of such Option, subject to the provisions of the Award Agreement). Except as otherwise provided in this Plan or in an Award Agreement, no portion of an Option which is un-exercisable at the time of a Non-employee Director's termination of membership on the Board shall thereafter become exercisable.

ARTICLE 6
RESTRICTED STOCK AWARDS

        6.1.  Grant of Restricted Stock. The Administrator is authorized to make Awards of Restricted Stock to any Eligible Individual selected by the Administrator in such amounts and subject to such terms and conditions as determined by the Administrator.

        6.2.  Issuance and Restrictions. Restricted Stock shall be subject to such restrictions on transferability and other restrictions as the Administrator may impose (including, without limitation, limitations on the right to vote Restricted Stock or the right to receive dividends on the Restricted Stock). These restrictions may lapse separately or in combination at such times, pursuant to such circumstances, in such installments, or otherwise, as the Administrator determines at the time of the grant of the Award or thereafter.

        6.3.  Forfeiture or Repurchase. Except as otherwise determined by the Administrator at the time of the grant of the Award or thereafter, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited or repurchased by the Company, as applicable; provided, however, that, the Administrator may (a) provide in any Restricted Stock Award Agreement that restrictions or forfeiture/repurchase conditions relating to Restricted Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and (b) in other cases waive in whole or in part restrictions or forfeiture/repurchase conditions relating to Restricted Stock.

        6.4.  Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing shares of Restricted Stock are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 7
STOCK APPRECIATION RIGHTS

        7.1.  Grant of Stock Appreciation Rights. A Stock Appreciation Right may be granted to any Eligible Individual selected by the Administrator. A Stock Appreciation Right may be granted (a) in connection and simultaneously with the grant of an Option, (b) with respect to a previously granted Option, or (c) independent of an Option. A Stock Appreciation Right shall be subject to such terms and conditions not inconsistent with the Plan as the Administrator shall impose.

        7.2.  Coupled Stock Appreciation Rights.

          (a)   A Coupled Stock Appreciation Right ("CSAR") shall be related to a particular Option and shall be exercisable only when and to the extent the related Option is exercisable.

          (b)   A CSAR may be granted to a Participant for no more than the number of shares subject to the simultaneously or previously granted Option to which it is coupled.

          (c)   A CSAR shall entitle the Participant (or other person entitled to exercise the Option pursuant to the Plan) to surrender to the Company the unexercised portion of the Option to which the CSAR relates (to the extent then exercisable pursuant to its terms) and to receive from the Company in exchange therefor an amount determined by multiplying the difference obtained by subtracting the Option exercise price from the Fair Market Value of a share of Stock on the date of exercise of the CSAR by the number of shares of Stock with respect to which the CSAR shall have been exercised, subject to any limitations the Administrator may impose.

        7.3.  Independent Stock Appreciation Rights.

          (a)   An Independent Stock Appreciation Right ("ISAR") shall be unrelated to any Option and shall have a term set by the Administrator. An ISAR shall be exercisable in such installments as the Administrator may determine. An ISAR shall cover such number of shares of Stock as the Administrator may determine. The exercise price per share of Stock subject to each ISAR shall be set by the Administrator; provided, however, that the Administrator in its sole and absolute discretion may provide that the ISAR may be exercised subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise.

          (b)   An ISAR shall entitle the Participant (or other person entitled to exercise the ISAR pursuant to the Plan) to exercise all or a specified portion of the ISAR (to the extent then exercisable pursuant to its terms) and to receive from the Company an amount determined by multiplying the difference obtained by subtracting the exercise price per share of the ISAR from the Fair Market Value of a share of Stock on the date of exercise of the ISAR by the number of shares of Stock with respect to which the ISAR shall have been exercised, subject to any limitations the Administrator may impose.

        7.4.  Payment and Limitations on Exercise.

          (a)   Payment of the amounts determined under Sections 7.2(c) and 7.3(b) above shall be in cash, in Stock (based on its Fair Market Value as of the date the Stock Appreciation Right is exercised) or a combination of both, as determined by the Administrator.

          (b)   To the extent any payment under Section 7.2(c) or 7.3(b) is effected in Stock, it shall be made subject to satisfaction of all provisions of Article 5 pertaining to Options.

ARTICLE 8
OTHER TYPES OF AWARDS

        8.1.  Performance Share Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance Share awards which shall be denominated in a number of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

        8.2.  Performance Stock Units. Any Eligible Individual selected by the Administrator may be granted one or more Performance Stock Unit awards which shall be denominated in units of value including dollar value of shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

        8.3.  Dividend Equivalents.

          (a)   Any Eligible Individual selected by the Administrator may be granted Dividend Equivalents based on the dividends declared on the shares of Stock that are subject to any Award, to be credited as of dividend payment dates, during the period between the date the Award is granted and the date the Award is exercised, vests or expires, as determined by the Administrator. Such Dividend Equivalents shall be converted to cash or additional shares of Stock by such formula and at such time and subject to such limitations as may be determined by the Administrator.

          (b)   Dividend Equivalents granted with respect to Options or SARs that are intended to be Qualified Performance-Based Compensation shall be payable, with respect to pre-exercise periods, regardless of whether such Option or SAR is subsequently exercised.

        8.4.  Stock Payments. Any Eligible Individual selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator. The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

        8.5.  Deferred Stock. Any Eligible Individual selected by the Administrator may be granted an award of Deferred Stock in the manner determined from time to time by the Administrator. The number of shares of Deferred Stock shall be determined by the Administrator and may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. Stock underlying a Deferred Stock award will not be issued until the Deferred Stock award has vested, pursuant to a vesting schedule or performance criteria set by the Administrator. Unless otherwise provided by the Administrator, a Participant awarded Deferred Stock shall have no rights as a Company stockholder with respect to such Deferred Stock until such time as the Deferred Stock Award has vested and the Stock underlying the Deferred Stock Award has been issued.

        8.6.  Restricted Stock Units. Any Eligible Individual selected by the Administrator may receive Restricted Stock Units in such amounts and subject to such terms and conditions as determined by the Administrator. At the time of grant, the Administrator shall specify the date or dates on which the Restricted Stock Units shall become fully vested and non-forfeitable, and may specify such conditions to vesting as it deems appropriate, which may be linked to the Performance Criteria or other specific performance criteria determined to be appropriate by the Administrator. At the time of grant, the Administrator shall specify the maturity date applicable to each grant of Restricted Stock Units which shall be no earlier than the vesting date or dates of the Award and may be determined at the election of the grantee. On the maturity date, the Company shall transfer to the Participant one unrestricted, fully transferable share of Stock for each Restricted Stock Unit scheduled to be paid out on such date and not previously forfeited. The Administrator shall specify the purchase price, if any, to be paid by the grantee to the Company for such shares of Stock.

        8.7.  Other Stock-Based Awards. Any Eligible Individual selected by the Administrator may be granted one or more Awards that provide the Participant with shares of Stock or the right to purchase shares of Stock or that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock and which may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator.

        8.8.  Performance Bonus Awards. Any Eligible Individual selected by the Administrator may be granted one or more Performance-Based Awards in the form of a cash bonus (a "Performance Bonus Award") payable upon the attainment of Performance Goals that are established by the Administrator and relate to one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such Performance Bonus Award paid to a Covered Employee shall be based upon objectively determinable bonus formulas established in accordance with Article 9. The maximum amount of any Performance Bonus Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed One Million Dollars ($1,000,000).

        8.9.  Term. Except as otherwise provided herein, the term of any Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Stock Payments, Deferred Stock, Restricted Stock Units or Other Stock-Based Award shall be set by the Administrator in its discretion.

        8.10.     Exercise or Purchase Price. The Administrator may establish the exercise or purchase price, if any, of any Award of Performance Shares, Performance Stock Units, Deferred Stock, Stock Payments,

Restricted Stock Units or Other Stock-Based Award; provided, however, that such price shall not be less than the par value of a share of Stock on the date of grant, unless otherwise permitted by applicable state law.

        8.11.     Exercise Upon Termination of Employment or Service. An Award of Performance Shares, Performance Stock Units, Dividend Equivalents, Deferred Stock, Stock Payments, Restricted Stock Units and Other Stock-Based Award shall only be exercisable or payable while the Participant is an Employee, Consultant or a member of the Board, as applicable; provided, however, that the Administrator in its sole and absolute discretion may provide that any such Award may be exercised or paid subsequent to a termination of employment or service, as applicable, or following a Change in Control of the Company, or because of the Participant's retirement, death or disability, or otherwise; provided, however, that any such provision with respect to Awards that are intended to be Qualified Performance-Based Compensation shall be subject to the requirements of Section 162(m) of the Code that apply to Qualified Performance-Based Compensation.

        8.12.     Form of Payment. Payments with respect to any Awards granted under this Article 8 shall be made in cash, in Stock or a combination of both, as determined by the Administrator.

ARTICLE 9
PERFORMANCE-BASED AWARDS

        9.1.  Purpose. The purpose of this Article 9 is to provide the Administrator the ability to qualify Awards other than Options and SARs as Qualified Performance-Based Compensation. If the Administrator, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 9 shall control over any contrary provision contained in Articles 6 or 8; provided, however, that the Administrator may in its discretion grant Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Article 9.

        9.2.  Applicability. This Article 9 shall apply only to those Covered Employees selected by the Administrator to receive Performance-Based Awards. The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period. Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

        9.3.  Procedures with Respect to Performance-Based Awards. To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles 6 and 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Administrator shall, in writing, (a) designate one or more Covered Employees, (b) select the Performance Criteria applicable to the Performance Period, (c) establish the Performance Goals, and amounts of such Awards, as applicable, which may be earned for such Performance Period, and (d) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Awards, as applicable, to be earned by each Covered Employee for such Performance Period. Following the completion of each Performance Period, the Administrator shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period. In determining the amount earned by a Covered Employee, the Administrator shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Administrator may deem relevant to the assessment of individual or corporate performance for the Performance Period.

        9.4.  Payment of Performance-Based Awards. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant. Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.

        9.5.  Additional Limitations. Notwithstanding any other provision of the Plan, any Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

ARTICLE 10
PROVISIONS APPLICABLE TO AWARDS

        10.1.     Stand-Alone and Tandem Awards. Awards granted pursuant to the Plan may, in the discretion of the Administrator, be granted either alone, in addition to, or in tandem with, any other Award granted pursuant to the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

        10.2.     Award Agreement. Awards under the Plan shall be evidenced by Award Agreements that set forth the terms, conditions and limitations for each Award which may include the term of an Award, the provisions applicable in the event the Participant's employment or service terminates, and the Company's authority to amend, modify, suspend, cancel or rescind an Award. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

        10.3.     Limits on Transfer. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Subsidiary. Except as otherwise provided by the Administrator, no Award shall be assigned, transferred, or otherwise disposed of by a Participant other than by will or the laws of descent and distribution. The Administrator by express provision in the Award or an amendment thereto may permit an Award (other than an Incentive Stock Option) to be transferred to, exercised by and paid to certain persons or entities related to the Participant, including but not limited to members of the Participant's family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the Participant's family and/or charitable institutions, or to such other persons or entities as may be expressly approved by the Administrator, pursuant to such conditions and procedures as the Administrator may establish. Any permitted transfer shall be subject to the condition that the Administrator receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a "blind trust" in connection with the Participant's termination of employment or service with the Company or a Subsidiary to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company's lawful issue of securities.

        10.4.     Modification of Awards. At any time after grant of an Award, the Administrator may, in its sole and absolute discretion and subject to whatever terms and conditions it selects:

            (1)   accelerate the period during which the Award vests or becomes exercisable or payable; and

            (2)   accelerate the time when applicable restrictions or risk of forfeiture or repurchase lapses; and

            (3)   extend the period during which the Award may be exercised or paid; and

            (4)   extend the term of any Award (other than the maximum ten year term of Options).

        10.5.     Beneficiaries. Notwithstanding Section 10.3, a Participant may, in the manner determined by the Administrator, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights pursuant to the Plan is subject to all terms and conditions of the Plan and any Award Agreement applicable to the Participant, except to the extent the Plan and Award Agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Administrator. If the Participant is married and resides in a community property state, a designation of a person other than the Participant's spouse as his or her beneficiary with respect to more than 50% of the Participant's interest in the Award shall not be effective without the prior written consent of the Participant's spouse. If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto pursuant to the Participant's will or the laws of descent and distribution. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Administrator.

        10.6.     Stock Certificates. Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Award, unless and until the Board has determined that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded. All Stock certificates delivered pursuant to the Plan are subject to any stop-transfer orders and other restrictions as the Administrator deems necessary or advisable to comply with federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded. The Administrator may place legends on any Stock certificate to reference restrictions applicable to the Stock. In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements. The Administrator shall have the right to require any Participant to comply with any timing or other restrictions with respect to the settlement or exercise of any Award, including a window-period limitation, as may be imposed in the discretion of the Administrator.

ARTICLE 11
CHANGES IN CAPITAL STRUCTURE

        11.1.     Adjustments.

          (a)   In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off, recapitalization, distribution of Company assets to stockholders (other than normal cash dividends), or any other corporate event affecting the Stock or the share price of the Stock, the Administrator may make such proportionate adjustments, if any, as the Administrator in its discretion may deem appropriate to reflect such changes with respect to (i) the aggregate number and type of shares that may be issued under the Plan (including, but not limited to, adjustments of the limitations in Sections 3.1 and 3.3); (ii) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); and (iii) the grant or exercise price per share for any outstanding Awards under the Plan. Any adjustment affecting an Award intended as Qualified Performance-Based Compensation shall be made consistent with the requirements of Section 162(m) of the Code.

          (b)   In the event of any transaction or event described in Section 11.1(a) or any unusual or nonrecurring transactions or events affecting the Company, or the financial statements of the Company (including without limitation any Change in Control), or of changes in applicable laws, regulations or accounting principles, and whenever the Administrator determines that action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles, the Administrator, in its sole discretion and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions:

            (1)   To provide for either (A) termination of any such Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant's rights (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction or event described in this Section 11.1(b) the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant's rights, then such Award may be terminated by the Company without payment) or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

            (2)   To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

            (3)   To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock or Deferred Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

            (4)   To provide that such Award shall be exercisable or payable or fully vested with respect to all shares covered thereby, notwithstanding anything to the contrary in the Plan or the applicable Award Agreement; and

            (5)   To provide that the Award cannot vest, be exercised or become payable after such event.

        11.2.     Effect upon a Change in Control. Notwithstanding Section 11.1, and except as otherwise provided (a) by the Administrator in its sole and absolute discretion or (b) in any applicable Award Agreement or other written agreement entered into between the Company and a Participant, if a Change in Control occurs and a Participant's Awards are not converted, assumed, or replaced by a successor, such Awards shall become fully exercisable and all forfeiture restrictions on such Awards shall lapse. Upon, or in anticipation of, a Change in Control, the Administrator may cause any and all Awards outstanding hereunder to terminate at a specific time in the future, including but not limited to the date of such Change in Control, and shall give each Participant the right to exercise such Awards during a period of time as the Administrator, in its sole and absolute discretion, shall determine.

        11.3.     No Other Rights. Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan or pursuant to action of the Administrator under the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the grant or exercise price of any Award.

ARTICLE 12
ADMINISTRATION

        12.1.     Committee. The Compensation Committee of the Board (or another committee or a subcommittee of the Board assuming the functions of the Administrator under this Plan) shall serve as the Committee and shall consist of two or more directors appointed by and holding office at the pleasure of the Board; provided, however, that grants to Employees who are considered reporting persons under Section 16 of the Exchange Act are to be administered to the extent practicable by a committee or subcommittee consisting of two or more directors each of whom satisfies the applicable requirements of Rule 16b-3 and Section 162(m) of the Code. Vacancies in the Committee may be filled by the Board. The Committee may delegate its authority hereunder to the extent permitted by Section 12.5. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan, except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

        12.2.     Action by the Administrator. The Administrator shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Administrator. A majority of the members shall constitute a quorum. Each member of the Administrator is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company or any Subsidiary, the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

        12.3.     Authority of Administrator. Subject to any specific designation in the Plan, the Administrator has the exclusive power, authority and discretion to:

          (a)   Designate Participants to receive Awards;

          (b)   Determine the type or types of Awards to be granted to each Participant;

          (c)   Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

          (d)   Determine the terms and conditions of any Award granted pursuant to the Plan, including, but not limited to, the exercise price, grant price, or purchase price, any reload provision, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, any provisions related to non-competition and recapture of gain on an Award, based in each case on such considerations as the Administrator in its sole discretion determines;

          (e)   Determine whether, to what extent, and pursuant to what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

          (f)    Prescribe the form of each Award Agreement, which need not be identical for each Participant;

          (g)   Decide all other matters that must be determined in connection with an Award;

          (h)   Establish, adopt, or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (i)    Interpret the terms of, and any matter arising pursuant to, the Plan or any Award Agreement; and

          (j)    Make all other decisions and determinations that may be required pursuant to that the Administrator deems necessary or advisable to administer the Plan.

        12.4.     Decisions Binding. The Administrator's interpretation of the Plan, any Awards granted pursuant to the Plan, any Award Agreement and all decisions and determinations by the Administrator with respect to the Plan are final, binding, and conclusive on all parties.

        12.5.     Delegation of Authority. To the extent permitted by applicable law, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards to Participants other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act, (b) Covered Employees, or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board or Committee may at any time rescind the authority so delegated or appoint a new delegatee. At all times, the delegatee appointed under this Section 12.5 shall serve in such capacity at the pleasure of the Board or Committee appointing the same.

ARTICLE 13
EFFECTIVE AND EXPIRATION DATE

        13.1.     Effective Date. The Plan is effective as of the date the Plan is approved by the Company's stockholders (the "Effective Date").

        13.2.     Expiration Date. The Plan will expire on, and no Award may be granted pursuant to the Plan after             , 2014, representing the date that is ten years following the date this Plan was approved by the Board. Any Awards that are outstanding on such date shall remain in force according to the terms of the Plan and the applicable Award Agreement.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

        14.1.     Amendment, Modification, and Termination. At any time and from time to time, the Administrator may, with the approval of the Board, terminate, amend or modify the Plan; provided, however, that (i) to the extent necessary and desirable to comply with any applicable law, regulation, or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required, and (ii) stockholder approval is required for any amendment to the Plan that increases the number of shares available under the Plan (other than adjustments provided by Article 11).

        14.2.     Awards Previously Granted. No termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted pursuant to the Plan without the prior written consent of the Participant.

ARTICLE 15
GENERAL PROVISIONS

        15.1.     No Rights to Awards. No Participant, employee, or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator is obligated to treat Participants, employees, and other persons uniformly.

        15.2.     No Stockholders Rights. No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

        15.3.     Withholding. The Company or any Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of this Plan. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow a Participant to elect to have the Company withhold shares of Stock otherwise issuable under an Award (or allow the return of shares of Stock) having a Fair Market Value equal to the sums required to be withheld. Notwithstanding any other provision of the Plan, the number of shares of Stock which may be withheld with respect to the issuance, vesting, exercise or payment of any Award (or which may be repurchased from the Participant of such Award) in order to satisfy the Participant's federal, state, local and foreign income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal, state, local and foreign income tax and payroll tax purposes that are applicable to such supplemental taxable income.

        15.4.     No Right to Employment or Services. Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment or services at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any Subsidiary. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Participant any right to continue in the employ of, or as a Consultant for, the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to terminate any Participant's employment or services at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Participant and the Company or any Subsidiary.

        15.5.     Unfunded Status of Awards. The Plan is intended to be an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the Participant any rights that are greater than those of a general creditor of the Company or any Subsidiary.

        15.6.     Indemnification. To the extent allowable pursuant to applicable law, each member of the Committee or the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of

Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        15.7.     Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits pursuant to any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Subsidiary except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

        15.8.     Expenses. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

        15.9.     Termination of Employment or Service. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to termination of employment or service of a Participant, including, but not by way of limitation, the question of whether such termination resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute a termination under the Plan.

        15.10.     Titles and Headings. The titles and headings of the Sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

        15.11.     Fractional Shares. No fractional shares of Stock shall be issued and the Administrator shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

        15.12.     Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in Rule 16b-3 or any other any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

        15.13.     Government and Other Regulations. The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required. The Company shall be under no obligation to register pursuant to the Securities Act, any of the shares of Stock paid pursuant to the Plan. If the shares paid pursuant to the Plan may in certain circumstances be exempt from registration pursuant to the Securities Act, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

        15.14.     Governing Law. The Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

* * * * *

        I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Weider Nutrition International, Inc. on September 24, 2004.

* * * * *

        I hereby certify that the foregoing Plan was approved by the stockholders of Weider Nutrition International, Inc. on                        , 2004.

        Executed on this          day of                         , 2004.

Corporate Secretary

ANNEX B

CHARTER FOR THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
OF WEIDER NUTRITION INTERNATIONAL, INC.

I.     PURPOSE

        The purpose of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Weider Nutrition International, Inc. (the "Company") is to:

  •
  assist the Board in its oversight of (A) the integrity of the Company's financial statements, (B) the Company's compliance with legal and regulatory requirements, (C) the independent auditor's qualifications and independence, and (D) the performance of the Company's internal audit function and independent auditors; and

  •
  prepare an Audit Committee Report as required by the Securities and Exchange Commission ("SEC") to be included in the Company's proxy statement.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws and applicable law. Any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the provisions of this Charter, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements. Management is also responsible for the Company's financial reporting process, accounting policies, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles ("GAAP") and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with GAAP and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of Company employees and agents (including the Company's internal and independent auditors) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons.

        Further, auditing literature, particularly Statement of Accounting Standards No. 100, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    MEMBERSHIP

        The Committee shall consist of three or more members as is determined from time to time by the Board. Each Committee member shall satisfy the independence requirements of the New York Stock

Exchange (the "NSYE") and Rule 10A-3(b)(1) of the Securities Exchange Act of 1934 (the "Exchange Act").

        Members of the Committee shall be financially literate as determined by the Board in its business judgment. In addition, at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the SEC or the Company shall disclose in its periodic reports required pursuant to the Exchange Act the reasons why at least one member of the Committee is not an "audit committee financial expert."

        No member of the Committee may serve on the audit committee of more than three other public companies, including the Company's, unless the Board (A) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee and (B) discloses such determination in the annual proxy statement.

        The members of the Committee, including the Chair, are appointed by and serve at the discretion of the Board. The Board may provide for alternate Committee members who shall be entitled to attend Committee meetings in the absence of the members of the Committee.

III.  MEETINGS AND PROCEDURES

        The Committee may establish its own schedule and may meet in person, telephonically or by video conference. The Committee shall meet at least once every fiscal quarter or more frequently as circumstances require. The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee.

        The Committee shall fix its own rules of procedure for notice, attendance and conduct of its meetings, which shall be consistent with the bylaws of the Company. The Committee may delegate its authority under this Charter to one or more members of the Committee when appropriate, but no such delegation shall be permitted if the authority is required by law, regulation or listing standard to be exercised by the Committee as a whole.

        The Committee shall have the authority to retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors. The Company shall provide appropriate funding for the Committee for payment of compensation to the independent auditor for the purpose of preparing or issuing an audit report or performing other audit, review or attest services; to retain such advisors; and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties, in each case without requiring the Committee to seek Board approval.

IV.    RESPONSIBILITIES

        The responsibilities of the Committee include:

  A. Interaction with the Independent Auditor

        1.     Appointment and Oversight. The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.     Pre-Approval of Services. Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement.

Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC and NYSE, as applicable.

        3.     Independence of Independent Auditor. The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

          (a)   The Committee shall obtain and review a report prepared by the independent auditor describing (i) the auditing firm's internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues;

          (b)   The Committee shall discuss with the independent auditor its independence from the Company, and obtain and review a written statement prepared by the independent auditor describing all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, and consider the impact that any relationships or services may have on the objectivity and independence of the independent auditor;

          (c)   The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC; and

          (d)   The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  B. Annual Financial Statements and Annual Audit

        1. Meetings with Management, the Independent Auditor and the Internal Auditor.

          (a)   The Committee shall periodically meet separately with management, the independent auditor and the internal auditor.

          (b)   The Committee shall review (i) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (ii) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (iii) the effect of regulatory and accounting initiatives, including off-balance sheet transactions, on the Company's financial statements.

          (c)   The Committee shall review and discuss the annual audited financial statements and the quarterly financial statements with management and the independent auditor, including the

  Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        2.     Separate Meetings with the Independent Auditor.

          (a)   The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

          (b)   The Committee shall discuss with the independent auditor the report that such independent auditor is required to make to the Committee pursuant to Section 10A(k) of the Exchange Act.

          (c)   The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        3.     Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions outlined above, in paragraphs B1(c) and B2(c) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the independent auditor regarding such independence pursuant to subparagraph A3(b) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  C. Internal Audit

        1.     Appointment. The Committee shall review and approve the appointment and replacement of the internal auditor.

        2.     Separate Meetings with the Internal Auditor. The Committee shall meet periodically with the Company's internal auditor to discuss the responsibilities and work to be performed and any issues that the internal auditor believes warrant Committee attention.

  D. Other Powers and Responsibilities

        1.     The Committee shall discuss the Company's earnings press releases as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance), and the Committee may rely on advice of legal counsel.

        2.     The Committee shall discuss with management and the independent auditor, as appropriate, any related-party transactions brought to the Committee's attention which could reasonably be expected to have a material impact on the Company's financial statements.

        3.     The Committee shall discuss with management and the independent auditor, as appropriate, any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        4.     The Committee shall discuss with the Company's General Counsel or outside counsel, as appropriate, any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        5.     The Committee shall discuss with management, the independent auditor and the Company's internal auditors, as appropriate, the conformity with applicable legal requirements regarding the Company's foreign subsidiaries and foreign affiliated entities, if any.

        6.     The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management (a) the guidelines and policies to govern the process by which risk assessment and management is undertaken, and (b) the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        7.     The Committee shall set clear policies for the Company's hiring of employees or former employees of the Company's independent auditor.

        8.     The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees of the Company regarding questionable accounting or auditing matters.

        9.     The Committee shall make regular reports to the Board through its Chair or by other procedures established by the Committee. The Committee shall review with the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

        10.   The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        11.   The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

WEIDER NUTRITION INTERNATIONAL, INC.
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR
THE 2004 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD OCTOBER 26, 2004

        The undersigned hereby appoints each of Bruce J. Wood and Daniel A. Thomson as attorneys and proxies, each with power of substitution, to vote all shares of Class A Common Stock and Class B Common Stock of Weider Nutrition International, Inc. (the Company) held by the undersigned on September 22, 2004, at the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held October 26, 2004, at 2:00 p.m., local time, at the Company's headquarters located at 2002 South 5070 West, Salt Lake City, Utah 84104, on the proposals set forth on the reverse side hereof and on such other matters as may properly come before the meeting and any adjournment or postponement thereof.

        The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote such shares FOR each of the eight nominees as directors and FOR approval of the 2004 Incentive Award Plan. If any further matters properly come before the Annual Meeting, it is the intention of the persons named above to vote such proxies in accordance with their best judgment.

        (Continued and to be dated and signed on the reverse side.)

(Please sign, date and return this proxy in the enclosed postage prepaid envelope.) Votes must be indicated (x) in Black or Blue Ink.

The Board of Directors recommends a vote FOR the following proposals:

1.
Election of eight directors of the Company to serve until the next Annual Meeting and until their successors are duly elected and qualified.

FOR ALL nominees listed below ☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below ☐	*EXCEPTIONS ☐
Nominees:
Eric Weider, George F. Lengvari, Bruce J. Wood, Ronald L. Corey, Roger H. Kimmel, Brian P. McDermott, H. F. Powell and Cynthia G. Watts

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below. Your shares will be voted for all nominees other than any nominee(s) listed below.)

*Exceptions:
2.	Approval of the 2004 Incentive Award Plan.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.
In the discretion of the persons acting as proxies, on such other matters as may properly come before the Annual Meeting or any adjustment(s) or postponement(s) thereof.

Date:	, 2004
Signature:
Signature:
Note:
Please sign exactly as name appears hereon. If a joint account, each joint owner must sign. If signing for a corporation or partnership or as an agent, attorney or fiduciary, indicate the capacity in which you are signing.